EXHIBIT 99

                            COLLATERAL TERM SHEETS

                                                              October 24, 2003


                      The Mortgage Loans (All Collateral)


Scheduled Principal Balance:                                   $943,142,309
Number of Mortgage Loans:                                             1,791
Average Scheduled Principal Balance:                               $526,600
Weighted Average Gross Coupon:                                        5.10%
Weighted Average Net Coupon:                                          4.72%
Weighted Average Stated Remaining Term:                                 356
Weighted Average Seasoning:                                               4
Weighted Average Months to Roll:                                        116
Weighted Average Amortized Current LTV Ratio:                         62.8%
Weighted Average Gross Margin:                                        2.75%
Weighted Average Net Margin:                                          2.37%
Weighted Average Initial Rate Cap:                                    5.00%
Weighted Average Periodic Rate Cap:                                   2.00%
Weighted Average Life Cap:                                            5.00%
Weighted Average Gross Maximum Lifetime Rate:                        10.10%
Weighted Average FICO Score:                                            740
Servicer:                                                       Wells Fargo


                      Distribution by Scheduled Principal Balance


                                    Number Of            Total Dollar     Scheduled Principal
Scheduled Principal Balance     Mortgage Loans (#)       Amount ($)          Balance (%)
----------------------------------------------------------------------------------------------
Below $350,000                        173                 $ 52,463,849            5.6%
$350,001 - $450,000                   589                  235,454,227           25.0
$450,001 - $550,000                   412                  204,151,859           21.6
$550,001 - $650,000                   314                  189,600,867           20.1
$650,001 - $750,000                    77                   54,930,126            5.8
$750,001 - $1,000,000                 223                  202,363,937           21.5
$1,000,001-$1,250,000                   1                    1,191,717            0.1
$1,250,001-$1,500,000                   2                    2,985,727            0.3
----------------------------------------------------------------------------------------------
Total                               1,791                 $943,142,309          100.0%
==============================================================================================
Column totals may not add to 100.0% due to rounding


                              Distribution by Gross Coupon

                                Number Of                Total Dollar     Scheduled Principal
 Gross Coupon                Mortgage Loans (#)           Amount ($)          Balance (%)
----------------------------------------------------------------------------------------------
Below 4.00%                       5                       $  2,473,852            0.3%
4.00- 4.49%                      48                         25,653,568            2.7
4.50- 4.99%                     451                        245,043,368           26.0
5.00- 5.49%                   1,022                        536,699,155           56.9
5.50- 5.74%                     207                        104,064,617           11.0
5.75- 5.99%                      56                         27,697,920            2.9
6.00- 6.49%                       2                          1,509,829            0.2
----------------------------------------------------------------------------------------------
Total                         1,791                       $943,142,309          100.0%
==============================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003


                    Distribution by Amortized Current Loan-to-Value Ratios


 Amortized Current               Number Of            Total Dollar     Scheduled Principal
 Loan-To-Value Ratio          Mortgage Loans (#)       Amount ($)          Balance (%)
-------------------------------------------------------------------------------------------
Below 40.00%                       142                $ 80,835,626             8.6%
40.00 - 49.99%                     185                  98,924,109            10.5
50.00 - 59.99%                     290                 162,632,303            17.2
60.00 - 69.99%                     535                 290,187,261            30.8
70.00 - 79.99%                     633                 307,702,484            32.6
80.00 - 84.99%                       2                   1,142,233             0.1
85.00 - 89.99%                       4                   1,718,293             0.2
-------------------------------------------------------------------------------------------
Total                            1,791                $943,142,309           100.0%
===========================================================================================
Column totals may not add to 100.0% due to rounding


                             Distribution by Primary Mortgage Insurance

 Primary Mortgage                   Number Of            Total Dollar     Scheduled Principal
 Insurance ("PMI")               Mortgage Loans (#)       Amount ($)          Balance (%)
----------------------------------------------------------------------------------------------
 Amortized CLTV <= 80%               1,785               $940,281,782            99.7%
 Amortized CLTV > 80% With PMI           6                  2,860,526             0.3
----------------------------------------------------------------------------------------------
 Total                               1,791               $943,142,309           100.0%
==============================================================================================
Column totals may not add to 100.0% due to rounding


                      Distribution by Stated Remaining Months to Maturity

 Stated Remaining               Number Of            Total Dollar     Scheduled Principal
 Term (Months)               Mortgage Loans (#)       Amount ($)          Balance (%)
---------------------------------------------------------------------------------------------
Under 301                          9                 $  4,512,236              0.5%
337 - 348                          1                      518,757              0.1
349 - 360                      1,781                  938,111,316             99.5
---------------------------------------------------------------------------------------------
Total                          1,791                 $943,142,309            100.0%
=============================================================================================
Column totals may not add to 100.0% due to rounding


                                     Distribution by Index

                                Number Of            Total Dollar     Scheduled Principal
 Index                       Mortgage Loans (#)       Amount ($)          Balance (%)
---------------------------------------------------------------------------------------------
 1 Year CMT                      1,791                $943,142,309           100.0%
---------------------------------------------------------------------------------------------
 Total                           1,791                $943,142,309           100.0%
=============================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003


                                Distribution by Months to Roll

                            Number Of            Total Dollar     Scheduled Principal
 Months To Roll          Mortgage Loans (#)       Amount ($)          Balance (%)
------------------------------------------------------------------------------------
103 to 108                       1                $    518,757            0.1%
109 to 114                      33                  17,541,669            1.9
115 to 120                   1,757                 925,081,882           98.1
------------------------------------------------------------------------------------
Total                        1,791                $943,142,309          100.0%
====================================================================================
Column totals may not add to 100.0% due to rounding


                                  Distribution by Gross Margin

                          Number Of            Total Dollar     Scheduled Principal
 Gross Margin          Mortgage Loans (#)       Amount ($)          Balance (%)
--------------------------------------------------------------------------------------
2.75%                       1,791              $943,142,309          100.0%
--------------------------------------------------------------------------------------
Total                       1,791              $943,142,309          100.0%
======================================================================================
Column totals may not add to 100.0% due to rounding


                                Distribution by Initial Rate Cap

                              Number Of            Total Dollar     Scheduled Principal
 Initial Rate Cap          Mortgage Loans (#)       Amount ($)          Balance (%)
-------------------------------------------------------------------------------------------
5.00%                        1,791                  $943,142,309          100.0%
-------------------------------------------------------------------------------------------
Total                        1,791                  $943,142,309          100.0%
===========================================================================================
Column totals may not add to 100.0% due to rounding


                                   Distribution by FICO Score

                                     Number Of            Total Dollar     Scheduled Principal
 FICO Score                       Mortgage Loans (#)       Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
761 and above                        692                  $359,825,187           38.2%
741 - 760                            317                   165,290,614           17.5
721 - 740                            230                   121,343,445           12.9
701 - 720                            211                   116,422,026           12.3
681 - 700                            165                    86,885,213            9.2
661 - 680                            112                    60,499,992            6.4
641 - 660                             40                    20,089,201            2.1
621 - 640                             19                     9,744,633            1.0
581 - 620                              3                     1,195,482            0.1
561 - 580                              1                       654,799            0.1
Unavailable                            1                     1,191,717            0.1
-------------------------------------------------------------------------------------------------
Total                              1,791                  $943,142,309          100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003



                              Distribution by Property State


                                     Number Of            Total Dollar     Scheduled Principal
 Property State                   Mortgage Loans (#)       Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
 California                            816                  $441,267,942          46.8%
 Illinois                              106                    55,320,174           5.9
 Massachusetts                          79                    42,114,915           4.5
 New Jersey                             81                    39,527,713           4.2
 Virginia                               83                    38,758,617           4.1
 New York                               58                    34,023,042           3.6
 Maryland                               62                    29,902,226           3.2
 Connecticut                            46                    29,347,606           3.1
 Washington                             58                    28,200,831           3.0
 All Other(1)                          402                   204,679,241          21.7
-------------------------------------------------------------------------------------------------
Total                                1,791                  $943,142,309         100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding
(1) Each of the other states is less than 3.0% of the aggregate principal balance



                             Distribution by Property Type


                                    Number Of            Total Dollar     Scheduled Principal
 Property Type                   Mortgage Loans (#)       Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
 Single Family                      1,633                $867,674,884             92.0%
 Condominium                           90                  40,159,157              4.3
 Hi-Rise Condominium                   29                  17,309,641              1.8
 PUD                                   19                   8,260,792              0.9
 2-4 Family                            12                   5,868,823              0.6
 Co-Op                                  8                   3,869,012              0.4
-------------------------------------------------------------------------------------------------
Total                               1,791                $943,142,309            100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding



                            Distribution by Loan Purpose


                                    Number Of            Total Dollar     Scheduled Principal
 Loan Purpose                    Mortgage Loans (#)       Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
Rate/Term Refi                        990                  $529,216,969           56.1%
Purchase                              537                   282,018,711           29.9
Cashout Refi                          264                   131,906,630           14.0
-------------------------------------------------------------------------------------------------
Total                               1,791                  $943,142,309          100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003



                               Distribution by Occupancy


                                Number Of            Total Dollar     Scheduled Principal
 Occupancy                   Mortgage Loans (#)       Amount ($)         Balance (%)
--------------------------------------------------------------------------------------------
Owner Occupied                1,708                  $901,105,461            95.5%
Second Home                      83                    42,036,848             4.5
--------------------------------------------------------------------------------------------
 Total                        1,791                  $943,142,309           100.0%
============================================================================================
Column totals may not add to 100.0% due to rounding



                                Distribution by Seasoning


                               Number Of            Total Dollar     Scheduled Principal
 Seasoning (Months)         Mortgage Loans (#)       Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------
0 - 3                               706               $374,593,689          39.7%
4 - 6                             1,071                560,377,778          59.4
7 - 12                               14                  8,170,842           0.9
-------------------------------------------------------------------------------------------
Total                             1,791               $943,142,309         100.0%
===========================================================================================
Column totals may not add to 100.0% due to rounding


                                Distribution by Document Status

                                Number Of            Total Dollar     Scheduled Principal
 Document Status             Mortgage Loans (#)       Amount ($)         Balance (%)
--------------------------------------------------------------------------------------------
Full Doc                         972                   $538,817,305          57.1%
Asset Only                       641                    311,530,437          33.0
No Doc                           128                     66,721,746           7.1
Income Only                       50                     26,072,820           2.8
--------------------------------------------------------------------------------------------
Total                          1,791                   $943,142,309         100.0%
============================================================================================
Column totals may not add to 100.0% due to rounding



                             Distribution by Property Zip Codes


                              Number Of            Total Dollar     Scheduled Principal
Property Zip Codes         Mortgage Loans (#)       Amount ($)         Balance (%)
------------------------------------------------------------------------------------------
92130                         17                   $  8,953,835              0.9%
60521                         13                      8,628,569              0.9
94010                         11                      6,795,405              0.7
92037                          8                      6,559,353              0.7
92679                         11                      6,555,042              0.7
94583                         12                      6,303,423              0.7
90049                          9                      6,261,985              0.7
92660                         12                      6,045,727              0.6
20878                         11                      5,594,319              0.6
20817                         10                      5,533,755              0.6
All Others                 1,677                    875,910,894             92.9
------------------------------------------------------------------------------------------
Total                      1,791                   $943,142,309            100.0%
==========================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003



                               Distribution by Delinquency


                              Number Of            Total Dollar     Scheduled Principal
 Delinquency               Mortgage Loans (#)       Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------
Current                       1,781                 $938,049,586             99.5%
30 Days                          10                    5,092,723              0.5
-------------------------------------------------------------------------------------------
Total                         1,791                 $943,142,309            100.0%
===========================================================================================
Column totals may not add to 100.0% due to rounding



                             Distribution by Final Maturity Year


                                 Number Of            Total Dollar     Scheduled Principal
 Final Maturity Year          Mortgage Loans (#)       Amount ($)         Balance (%)
--------------------------------------------------------------------------------------------
2022                                     1              $    425,091             0.0%
2023                                     7                 3,555,628             0.4
2028                                     1                   531,516             0.1
2032                                     5                 2,925,800             0.3
2033                                 1,777               935,704,273            99.2
--------------------------------------------------------------------------------------------
Total                                1,791              $943,142,309           100.0%
============================================================================================
Column totals may not add to 100.0% due to rounding


                               Distribution by First Payment Year

                                    Number Of            Total Dollar     Scheduled Principal
 First Payment Year              Mortgage Loans (#)       Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
2002                                    2                  $    831,939             0.1%
2003                                1,789                   942,310,369            99.9
-------------------------------------------------------------------------------------------------
Total                               1,791                  $943,142,309           100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003

                            Distribution by First Rate Change Date

                                   Number Of            Total Dollar     Scheduled Principal
First Rate Change Date         Mortgage Loans (#)       Amount ($)         Balance (%)
-----------------------------------------------------------------------------------------------
10/1/2012                             1                 $    518,757             0.1%
11/1/2012                             1                      313,183             0.0
12/1/2012                             4                    2,518,952             0.3
1/1/2013                              5                    3,399,858             0.4
2/1/2013                              1                      426,174             0.0
3/1/2013                              2                      993,919             0.1
4/1/2013                             20                    9,889,584             1.0
5/1/2013                            159                   81,935,610             8.7
6/1/2013                            892                  468,552,584            49.7
7/1/2013                            604                  323,930,851            34.3
8/1/2013                             70                   36,103,318             3.8
9/1/2013                             32                   14,559,520             1.5
-----------------------------------------------------------------------------------------------
Total                             1,791                 $943,142,309           100.0%
===============================================================================================
Column totals may not add to 100.0% due to rounding


                                 Distribution by Original Term

                                     Number Of            Total Dollar     Scheduled Principal
 Original Term (Months)           Mortgage Loans (#)       Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
Under 313                                 9               $  4,512,236              0.5%
349 - 360                             1,782                938,630,073             99.5
-------------------------------------------------------------------------------------------------
Total                                 1,791               $943,142,309            100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding


                                  Distribution by Maximum Rate

                                    Number Of            Total Dollar     Scheduled Principal
 Maximum Rate                    Mortgage Loans (#)       Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
8.50- 8.99%                            5                   $  2,473,852             0.3%
9.00- 9.49%                           48                     25,653,568             2.7
9.50- 9.99%                          451                    245,043,368            26.0
10.00-10.49%                       1,022                    536,699,155            56.9
10.50-10.99%                         263                    131,762,537            14.0
11.00-11.49%                           2                      1,509,829             0.2
-------------------------------------------------------------------------------------------------
Total                              1,791                   $943,142,309           100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003



                         The Mortgage Loans (Group 1)


Scheduled Principal Balance:                               $709,021,247
Number of Mortgage Loans:                                         1,350
Average Scheduled Principal Balance:                           $525,200
Weighted Average Gross Coupon:                                    5.15%
Weighted Average Net Coupon:                                      4.77%
Weighted Average Stated Remaining Term:                             356
Weighted Average Seasoning:                                           4
Weighted Average Months to Roll:                                    116
Weighted Average Amortized Current LTV Ratio:                     62.9%
Weighted Average Gross Margin:                                    2.75%
Weighted Average Net Margin:                                      2.37%
Weighted Average Initial Rate Cap:                                5.00%
Weighted Average Periodic Rate Cap:                               2.00%
Weighted Average Life Cap:                                        5.00%
Weighted Average Gross Maximum Lifetime Rate:                    10.15%
Weighted Average FICO Score:                                        740
Servicer:                                                   Wells Fargo



                        Distribution by Scheduled Principal Balance


                                     Number Of            Total Dollar     Scheduled Principal
 Scheduled Principal Balance      Mortgage Loans (#)       Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
Below $350,000                        129                 $ 39,184,140             5.5%
$350,001 - $450,000                   451                  180,555,485            25.5
$450,001 - $550,000                   310                  153,847,347            21.7
$550,001 - $650,000                   235                  141,072,988            19.9
$650,001 - $750,000                    60                   42,928,240             6.1
$750,001 - $1,000,000                 162                  147,255,604            20.8
$1,000,001-$1,250,000                   1                    1,191,717             0.2
$1,250,001-$1,500,000                   2                    2,985,727             0.4
-------------------------------------------------------------------------------------------------
Total                               1,350                 $709,021,247           100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding



                                Distribution by Gross Coupon


                                     Number Of            Total Dollar     Scheduled Principal
 Gross Coupon                     Mortgage Loans (#)       Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
Below 4.00%                              2                $    796,453               0.1%
4.00- 4.49%                             21                  12,377,283               1.7
4.50- 4.99%                            263                 143,482,096              20.2
5.00- 5.49%                            828                 433,079,107              61.1
5.50- 5.74%                            183                  92,047,318              13.0
5.75- 5.99%                             51                  25,729,161               3.6
6.00- 6.49%                              2                   1,509,829               0.2
-------------------------------------------------------------------------------------------------
Total                                1,350                $709,021,247             100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003



                  Distribution by Amortized Current Loan-to-Value Ratios


 Amortized Current                   Number Of             Total Dollar     Scheduled Principal
 Loan-To-Value Ratio             Mortgage Loans (#)         Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
Below 40.00%                         110                  $ 60,981,932              8.6%
40.00 - 49.99%                       140                    74,901,367             10.6
50.00 - 59.99%                       213                   119,222,866             16.8
60.00 - 69.99%                       396                   217,565,248             30.7
70.00 - 79.99%                       486                   233,925,265             33.0
80.00 - 84.99%                         2                     1,142,233              0.2
85.00 - 89.99%                         3                     1,282,336              0.2
-------------------------------------------------------------------------------------------------
Total                              1,350                  $709,021,247            100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding



                      Distribution by Primary Mortgage Insurance


 Primary Mortgage                       Number Of          Total Dollar    Scheduled Principal
 Insurance ("PMI")                  Mortgage Loans (#)      Amount ($)        Balance (%)
-------------------------------------------------------------------------------------------------
Amortized CLTV <= 80%                    1,345             $706,596,678            99.7%
Amortized CLTV > 80% With PMI                5                2,424,569             0.3
-------------------------------------------------------------------------------------------------
Total                                    1,350             $709,021,247           100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding



                    Distribution by Stated Remaining Months to Maturity


 Stated Remaining                   Number Of              Total Dollar    Scheduled Principal
 Term (Months)                   Mortgage Loans (#)         Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
Under 301                               4                 $  1,727,935              0.2%
337 - 348                               1                      518,757              0.1
349 - 360                           1,345                  706,774,555             99.7
-------------------------------------------------------------------------------------------------
Total                               1,350                 $709,021,247            100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding



                                Distribution by Index


                             Number Of                Total Dollar    Scheduled Principal
 Index                   Mortgage Loans (#)            Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------
1 Year CMT                   1,350                   $709,021,247          100.0%
-------------------------------------------------------------------------------------------
Total                        1,350                   $709,021,247          100.0%
===========================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003

                                 Distribution by Months to Roll

                                  Number Of             Total Dollar    Scheduled Principal
 Months To Roll               Mortgage Loans (#)         Amount ($)        Balance (%)
----------------------------------------------------------------------------------------------
103 to 108                          1                   $    518,757              0.1%
109 to 114                         31                     16,572,052              2.3
115 to 120                      1,318                    691,930,438             97.6
----------------------------------------------------------------------------------------------
Total                           1,350                   $709,021,247            100.0%
==============================================================================================
Column totals may not add to 100.0% due to rounding


                                  Distribution by Gross Margin

                                 Number Of              Total Dollar    Scheduled Principal
 Gross Margin                 Mortgage Loans (#)         Amount ($)        Balance (%)
----------------------------------------------------------------------------------------------
 2.75%                            1,350                  $709,021,247         100.0%
----------------------------------------------------------------------------------------------
 Total                            1,350                  $709,021,247         100.0%
==============================================================================================
Column totals may not add to 100.0% due to rounding



                                Distribution by Initial Rate Cap

                                     Number Of             Total Dollar      Scheduled Principal
 Initial Rate Cap                Mortgage Loans (#)          Amount ($)          Balance (%)
-------------------------------------------------------------------------------------------------
 5.00%                               1,350                  $709,021,247         100.0%
-------------------------------------------------------------------------------------------------
 Total                               1,350                  $709,021,247         100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding




                                   Distribution by FICO Score

                                     Number Of             Total Dollar    Scheduled Principal
 FICO Score                      Mortgage Loans (#)         Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
761 and above                         528                  $276,706,769           39.0%
741 - 760                             223                   115,541,947           16.3
721 - 740                             177                    93,459,872           13.2
701 - 720                             166                    91,199,585           12.9
681 - 700                             124                    63,186,517            8.9
661 - 680                              85                    45,599,450            6.4
641 - 660                              28                    13,462,060            1.9
621 - 640                              15                     7,477,848            1.1
581 - 620                               3                     1,195,482            0.2
Unavailable                             1                     1,191,717            0.2
-------------------------------------------------------------------------------------------------
Total                               1,350                  $709,021,247          100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003


                                 Distribution by Property State

                                Number Of             Total Dollar     Scheduled Principal
 Property State             Mortgage Loans (#)         Amount ($)        Balance (%)
--------------------------------------------------------------------------------------------
 California                     595                  $318,288,451            44.9%
 Illinois                        80                    41,825,156             5.9
 Massachusetts                   65                    34,929,322             4.9
 New Jersey                      62                    30,738,518             4.3
 Virginia                        65                    29,800,368             4.2
 New York                        49                    29,132,929             4.1
 Maryland                        51                    24,762,326             3.5
 Washington                      46                    22,786,355             3.2
 Connecticut                     35                    21,639,570             3.1
 All Other(1)                   302                   155,118,251            21.9
--------------------------------------------------------------------------------------------
Total                         1,350                  $709,021,247           100.0%
============================================================================================
Column totals may not add to 100.0% due to rounding
(1) Each of the other states is less than 3.0% of the aggregate principal balance




                                 Distribution by Property Type

                                 Number Of              Total Dollar    Scheduled Principal
 Property Type                Mortgage Loans (#)         Amount ($)        Balance (%)
----------------------------------------------------------------------------------------------
 Single Family                   1,227                  $650,651,949            91.8%
 Condominium                        68                    29,286,071             4.1
 Hi-Rise Condominium                24                    14,878,011             2.1
 PUD                                15                     6,206,241             0.9
 2-4 Family                         10                     5,046,672             0.7
 Co-Op                               6                     2,952,303             0.4
----------------------------------------------------------------------------------------------
 Total                           1,350                  $709,021,247           100.0%
==============================================================================================
Column totals may not add to 100.0% due to rounding


                                  Distribution by Loan Purpose


                                 Number Of               Total Dollar    Scheduled Principal
 Loan Purpose                 Mortgage Loans (#)           Amount ($)        Balance (%)
----------------------------------------------------------------------------------------------
Rate/Term Refi                     752                  $399,656,326             56.4%
Purchase                           403                   212,590,368             30.0
Cashout Refi                       195                    96,774,553             13.7
----------------------------------------------------------------------------------------------
Total                            1,350                  $709,021,247            100.0%
==============================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003



                                   Distribution by Occupancy

                               Number Of             Total Dollar     Scheduled Principal
 Occupancy                  Mortgage Loans (#)         Amount ($)         Balance (%)
--------------------------------------------------------------------------------------------
Owner Occupied                  1,288                  $676,557,932           95.4%
Second Home                        62                    32,463,315            4.6
--------------------------------------------------------------------------------------------
Total                           1,350                  $709,021,247          100.0%
============================================================================================
Column totals may not add to 100.0% due to rounding




                                   Distribution by Seasoning

                              Number Of               Total Dollar     Scheduled Principal
 Seasoning (Months)        Mortgage Loans (#)          Amount ($)          Balance (%)
--------------------------------------------------------------------------------------------
0 - 3                         298                    $158,442,196             22.3%
4 - 6                       1,039                     542,833,300             76.6
7 - 12                         13                       7,745,751              1.1
--------------------------------------------------------------------------------------------
Total                       1,350                    $709,021,247            100.0%
============================================================================================
Column totals may not add to 100.0% due to rounding




                                Distribution by Document Status

                                  Number Of             Total Dollar     Scheduled Principal
 Document Status              Mortgage Loans (#)         Amount ($)          Balance (%)
----------------------------------------------------------------------------------------------
Full Doc                           742                   $407,795,012           57.5%
Asset Only                         463                    224,798,537           31.7
No Doc                             107                     57,331,267            8.1
Income Only                         38                     19,096,432            2.7
----------------------------------------------------------------------------------------------
Total                            1,350                   $709,021,247          100.0%
==============================================================================================
Column totals may not add to 100.0% due to rounding




                                   Distribution by Property Zip Codes

                                    Number Of               Total Dollar    Scheduled Principal
Property Zip Codes               Mortgage Loans (#)          Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
60521                                  10                   $  6,872,034             1.0%
92130                                  12                      6,298,181             0.9
92679                                   9                      5,517,178             0.8
92660                                  10                      4,918,511             0.7
20878                                   9                      4,684,009             0.7
92037                                   6                      4,641,162             0.7
90210                                   6                      4,313,765             0.6
94549                                   7                      4,165,062             0.6
94010                                   7                      4,112,121             0.6
08226                                   7                      3,849,748             0.5
All Others                          1,267                    659,649,476            93.0
-------------------------------------------------------------------------------------------------
Total                               1,350                   $709,021,247           100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003




                                  Distribution by Delinquency

                                    Number Of               Total Dollar    Scheduled Principal
 Delinquency                    Mortgage Loans (#)           Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
Current                              1,343                  $705,377,143           99.5%
30 Days                                  7                     3,644,104            0.5
-------------------------------------------------------------------------------------------------
Total                                1,350                  $709,021,247          100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding



                                  Distribution by Final Maturity Year

                                    Number Of           Total Dollar    Scheduled Principal
Final Maturity Year             Mortgage Loans (#)       Amount ($)         Balance (%)
------------------------------------------------------------------------------------------------

2023                                    3               $  1,196,419                0.2%
2028                                    1                    531,516                0.1
2032                                    5                  2,925,800                0.4
2033                                1,341                704,367,513               99.3
-------------------------------------------------------------------------------------------------
Total                               1,350               $709,021,247              100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding





                                  Distribution by First Payment Year

                                    Number Of            Total Dollar      Scheduled Principal
First Payment Year              Mortgage Loans (#)        Amount ($)           Balance (%)
-------------------------------------------------------------------------------------------------
2002                                  2                  $    831,939               0.1%
2003                              1,348                   708,189,308              99.9
-------------------------------------------------------------------------------------------------
Total                             1,350                  $709,021,247             100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding



                             Distribution by First Rate Change Date

                                    Number Of              Total Dollar      Scheduled Principal
 First Rate Change Date          Mortgage Loans (#)          Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
10/1/2012                             1                   $    518,757              0.1%
11/1/2012                             1                        313,183              0.0
12/1/2012                             3                      2,093,860              0.3
1/1/2013                              5                      3,399,858              0.5
2/1/2013                              1                        426,174              0.1
3/1/2013                              2                        993,919              0.1
4/1/2013                             19                      9,345,058              1.3
5/1/2013                            157                     81,089,534             11.4
6/1/2013                            863                    452,398,708             63.8
7/1/2013                            298                    158,442,196             22.3
-------------------------------------------------------------------------------------------------
Total                             1,350                   $709,021,247            100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003




                                 Distribution by Original Term

                                     Number Of              Total Dollar    Scheduled Principal
 Original Term (Months)          Mortgage Loans (#)           Amount ($)        Balance (%)
-------------------------------------------------------------------------------------------------
Under 313                              4                   $  1,727,935              0.2%
349 - 360                          1,346                    707,293,312             99.8
-------------------------------------------------------------------------------------------------
Total                              1,350                   $709,021,247            100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding




                                  Distribution by Maximum Rate

                                   Number Of              Total Dollar     Scheduled Principal
 Maximum Rate                   Mortgage Loans (#)          Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
8.50- 8.99%                             2                  $    796,453             0.1%
9.00- 9.49%                            21                    12,377,283             1.7
9.50- 9.99%                           263                   143,482,096            20.2
10.00-10.49%                          828                   433,079,107            61.1
10.50-10.99%                          234                   117,776,479            16.6
11.00-11.49%                            2                     1,509,829             0.2
-------------------------------------------------------------------------------------------------
Total                               1,350                  $709,021,247           100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003



                         The Mortgage Loans (Group 2)


Scheduled Principal Balance:                                     $208,478,852
Number of Mortgage Loans:                                                 391
Average Scheduled Principal Balance:                                 $533,200
Weighted Average Gross Coupon:                                          4.88%
Weighted Average Net Coupon:                                            4.51%
Weighted Average Stated Remaining Term:                                   356
Weighted Average Seasoning:                                                 3
Weighted Average Months to Roll:                                          117
Weighted Average Amortized Current LTV Ratio:                           62.4%
Weighted Average Gross Margin:                                          2.75%
Weighted Average Net Margin:                                            2.37%
Weighted Average Initial Rate Cap:                                      5.00%
Weighted Average Periodic Rate Cap:                                     2.00%
Weighted Average Life Cap:                                              5.00%
Weighted Average Gross Maximum Lifetime Rate:                           9.88%
Weighted Average FICO Score:                                              742
Servicer:                                                         Wells Fargo



                             Distribution by Scheduled Principal Balance

                                       Number Of          Total Dollar     Scheduled Principal
 Scheduled Principal Balance       Mortgage Loans (#)      Amount ($)          Balance (%)
-------------------------------------------------------------------------------------------------

Below $350,000                         38                  $ 11,649,125              5.6%
$350,001 - $450,000                   122                    48,622,159             23.3
$450,001 - $550,000                    90                    44,389,258             21.3
$550,001 - $650,000                    71                    43,635,040             20.9
$650,001 - $750,000                    17                    12,001,887              5.8
$750,001 - $1,000,000                  53                    48,181,384             23.1
-------------------------------------------------------------------------------------------------
Total                                 391                  $208,478,852            100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding




                                 Distribution by Gross Coupon

                                    Number Of            Total Dollar       Scheduled Principal
 Gross Coupon                    Mortgage Loans (#)        Amount ($)           Balance (%)
-------------------------------------------------------------------------------------------------
Below 4.00%                            3                  $  1,677,400              0.8%
4.00- 4.49%                           27                    13,276,285              6.4
4.50- 4.99%                          188                   101,561,273             48.7
5.00- 5.49%                          159                    85,009,678             40.8
5.50- 5.74%                           10                     5,203,473              2.5
5.75- 5.99%                            4                     1,750,744              0.8
-------------------------------------------------------------------------------------------------
Total                                391                  $208,478,852            100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003




                     Distribution by Amortized Current Loan-to-Value Ratios

 Amortized Current                  Number Of             Total Dollar      Scheduled Principal
 Loan-To-Value Ratio             Mortgage Loans (#)         Amount ($)          Balance (%)
-------------------------------------------------------------------------------------------------
Below 40.00%                           29                 $ 18,018,092              8.6%
40.00 - 49.99%                         39                   20,815,148             10.0
50.00 - 59.99%                         70                   40,145,957             19.3
60.00 - 69.99%                        124                   64,873,123             31.1
70.00 - 79.99%                        129                   64,626,532             31.0
-------------------------------------------------------------------------------------------------
Total                                 391                 $208,478,852            100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                            Distribution by Primary Mortgage Insurance

 Primary Mortgage                    Number Of              Total Dollar    Scheduled Principal
 Insurance ("PMI")               Mortgage Loans (#)          Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
 Amortized CLTV <= 80%               391                     $208,478,852         100.0%
-------------------------------------------------------------------------------------------------
 Total                               391                     $208,478,852         100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                     Distribution by Stated Remaining Months to Maturity


 Stated Remaining                   Number Of             Total Dollar       Scheduled Principal
 Term (Months)                   Mortgage Loans (#)        Amount ($)           Balance (%)
-------------------------------------------------------------------------------------------------
Under 301                              5                    $  2,784,301            1.3%
349 - 360                            386                     205,694,551           98.7
-------------------------------------------------------------------------------------------------
Total                                391                    $208,478,852          100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                                 Distribution by Index


                                    Number Of             Total Dollar       Scheduled Principal
 Index                           Mortgage Loans (#)         Amount ($)          Balance (%)
-------------------------------------------------------------------------------------------------
 1 YR CMT                            391                    $208,478,852         100.0%
-------------------------------------------------------------------------------------------------
 Total                               391                    $208,478,852         100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                             Distribution by Months to Roll


                                    Number Of             Total Dollar     Scheduled Principal
 Months To Roll                  Mortgage Loans (#)         Amount ($)          Balance (%)
-------------------------------------------------------------------------------------------------
109 to 114                           2                    $    969,617              0.5%
115 to 120                         389                     207,509,235             99.5
-------------------------------------------------------------------------------------------------
Total                              391                    $208,478,852            100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003



                                Distribution by Gross Margin


                                    Number Of              Total Dollar       Scheduled Principal
 Gross Margin                    Mortgage Loans (#)         Amount ($)            Balance (%)
-------------------------------------------------------------------------------------------------
 2.75%                               391                      $208,478,852         100.0%
-------------------------------------------------------------------------------------------------
 Total                               391                      $208,478,852         100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                                Distribution by Initial Rate Cap


                                     Number Of              Total Dollar      Scheduled Principal
Initial Rate Cap                 Mortgage Loans (#)          Amount ($)           Balance (%)
-------------------------------------------------------------------------------------------------
 5.00%                               391                    $208,478,852         100.0%
-------------------------------------------------------------------------------------------------
 Total                               391                    $208,478,852         100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                                 Distribution by FICO Score


                                    Number Of              Total Dollar      Scheduled Principal
 FICO Score                      Mortgage Loans (#)          Amount ($)          Balance (%)
-------------------------------------------------------------------------------------------------
761 and above                       153                   $ 78,333,192              37.6%
741 - 760                            86                     45,483,426              21.8
721 - 740                            48                     24,915,684              12.0
701 - 720                            39                     22,463,123              10.8
681 - 700                            32                     18,530,305               8.9
661 - 680                            22                     12,421,610               6.0
641 - 660                             7                      3,903,126               1.9
621 - 640                             3                      1,773,586               0.9
561 - 580                             1                        654,799               0.3
-------------------------------------------------------------------------------------------------
Total                               391                   $208,478,852             100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                                 Distribution by Property State


                                    Number Of            Total Dollar      Scheduled Principal
 Property State                  Mortgage Loans (#)       Amount ($)          Balance (%)
-------------------------------------------------------------------------------------------------
California                        198                   $110,443,919               53.0%
Illinois                           23                     12,041,360                5.8
New Jersey                         17                      8,000,895                3.8
Florida                            15                      7,980,970                3.8
Virginia                           16                      7,864,006                3.8
Connecticut                         9                      6,521,551                3.1
Massachusetts                      12                      6,184,450                3.0
All Other(1)                      101                     49,441,701               23.7
-------------------------------------------------------------------------------------------------
Total                             391                   $208,478,852              100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding
(1) Each of the other states is less than 3.0% of the aggregate principal balance



This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003



                                 Distribution by Property Type


                                  Number Of             Total Dollar      Scheduled Principal
 Property Type                 Mortgage Loans (#)        Amount ($)           Balance (%)
-------------------------------------------------------------------------------------------------
Single Family                     362                  $194,281,803                93.2%
Condominium                        17                     8,344,191                 4.0
Hi-Rise Condominium                 5                     2,431,630                 1.2
PUD                                 4                     2,054,551                 1.0
2-4 Family                          2                       822,151                 0.4
Co-Op                               1                       544,526                 0.3
-------------------------------------------------------------------------------------------------
Total                             391                  $208,478,852               100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                                 Distribution by Loan Purpose


                                    Number Of             Total Dollar      Scheduled Principal
Loan Purpose                     Mortgage Loans (#)        Amount ($)           Balance (%)
-------------------------------------------------------------------------------------------------
Rate/Term Refi                      209                   $114,044,318            54.7%
Purchase                            119                     62,753,356            30.1
Cashout Refi                         63                     31,681,178            15.2
-------------------------------------------------------------------------------------------------
Total                               391                   $208,478,852           100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                                   Distribution by Occupancy


                                    Number Of           Total Dollar        Scheduled Principal
 Occupancy                      Mortgage Loans (#)       Amount ($)             Balance (%)
-------------------------------------------------------------------------------------------------
Owner Occupied                    376                   $201,131,816                96.5%
Second Home                        15                      7,347,036                 3.5
-------------------------------------------------------------------------------------------------
Total                             391                   $208,478,852               100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003



                                  Distribution by Seasoning


                                    Number Of             Total Dollar       Scheduled Principal
 Seasoning (Months)             Mortgage Loans (#)         Amount ($)            Balance (%)
-------------------------------------------------------------------------------------------------
0 - 3                            373                     $198,489,445                95.2%
4 - 6                             17                        9,564,315                 4.6
7 - 12                             1                          425,091                 0.2
-------------------------------------------------------------------------------------------------
Total                            391                     $208,478,852               100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                               Distribution by Document Status


                                  Number Of             Total Dollar       Scheduled Principal
 Document Status               Mortgage Loans (#)        Amount ($)            Balance (%)
-------------------------------------------------------------------------------------------------
Full Doc                          205                   $117,392,070               56.3%
Asset Only                        161                     78,829,928               37.8
Income Only                        12                      6,976,389                3.3
No Doc                             13                      5,280,464                2.5
-------------------------------------------------------------------------------------------------
Total                             391                   $208,478,852              100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                             Distribution by Property Zip Codes


                                Number Of               Total Dollar          Scheduled Principal
 Property Zip Codes           Mortgage Loans (#)         Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------
94901                               5                    $  2,999,500                1.4%
94010                               4                       2,683,285                1.3
94583                               4                       2,373,613                1.1
92648                               3                       2,328,878                1.1
93108                               3                       2,267,257                1.1
94022                               3                       2,176,068                1.0
92130                               4                       2,162,457                1.0
94550                               3                       2,147,802                1.0
94507                               3                       2,066,076                1.0
06840                               2                       1,994,880                1.0
All Other                         357                     185,279,035               88.9
-------------------------------------------------------------------------------------------------
Total                             391                    $208,478,852              100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                                  Distribution by Delinquency


                                    Number Of               Total Dollar     Scheduled Principal
 Delinquency                     Mortgage Loans (#)          Amount ($)          Balance (%)
-------------------------------------------------------------------------------------------------
Current                             388                    $207,030,232           99.3%
30 days                               3                       1,448,619            0.7
-------------------------------------------------------------------------------------------------
Total                               391                    $208,478,852          100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding





This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003



                              Distribution by Final Maturity Year


                                   Number Of               Total Dollar     Scheduled Principal
 Final Maturity Year            Mortgage Loans (#)          Amount ($)          Balance (%)
-------------------------------------------------------------------------------------------------
2022                                    1                  $    425,091             0.2%
2023                                    4                     2,359,210             1.1
2033                                  386                   205,694,551            98.7
-------------------------------------------------------------------------------------------------
Total                                 391                  $208,478,852           100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                             Distribution by First Payment Year


                                    Number Of               Total Dollar     Scheduled Principal
 First Payment Year              Mortgage Loans (#)          Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
 2003                                391                     $208,478,852         100.0%
-------------------------------------------------------------------------------------------------
 Total                               391                     $208,478,852         100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                             Distribution by First Rate Change Date


                                   Number Of               Total Dollar     Scheduled Principal
 First Rate Change Date         Mortgage Loans (#)          Amount ($)          Balance (%)
-------------------------------------------------------------------------------------------------
12/1/2012                            1                    $    425,091             0.2%
4/1/2013                             1                         544,526             0.3
6/1/2013                            16                       9,019,790             4.3
7/1/2013                           271                     147,826,607            70.9
8/1/2013                            70                      36,103,318            17.3
9/1/2013                            32                      14,559,520             7.0
-------------------------------------------------------------------------------------------------
Total                              391                    $208,478,852           100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                                  Distribution by Original Term


                                   Number Of               Total Dollar     Scheduled Principal
 Original Term (Months)         Mortgage Loans (#)           Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
Under 313                              5                    $  2,784,301             1.3%
349 - 360                            386                     205,694,551            98.7
-------------------------------------------------------------------------------------------------
Total                                391                    $208,478,852           100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003



                               Distribution by Maximum Rate


                                  Number Of               Total Dollar     Scheduled Principal
 Maximum Rate                  Mortgage Loans (#)          Amount ($)          Balance (%)
-------------------------------------------------------------------------------------------------
8.50- 8.99%                         3                   $  1,677,400                0.8%
9.00- 9.49%                        27                     13,276,285                6.4
9.50- 9.99%                       188                    101,561,273               48.7
10.00-10.49%                      159                     85,009,678               40.8
10.50-10.99%                       14                      6,954,217                3.3
-------------------------------------------------------------------------------------------------
Total                             391                   $208,478,852              100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding





This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               October 24, 2003



                         The Mortgage Loans (Group 3)


Scheduled Principal Balance:                                       $25,642,210
Number of Mortgage Loans:                                                   50
Average Scheduled Principal Balance:                                  $512,800
Weighted Average Gross Coupon:                                           5.35%
Weighted Average Net Coupon:                                             4.98%
Weighted Average Stated Remaining Term:                                    357
Weighted Average Seasoning:                                                  3
Weighted Average Months to Roll:                                           117
Weighted Average Amortized Current LTV Ratio:                            64.0%
Weighted Average Gross Margin:                                           2.75%
Weighted Average Net Margin:                                             2.37%
Weighted Average Initial Rate Cap:                                       5.00%
Weighted Average Periodic Rate Cap:                                      2.00%
Weighted Average Life Cap:                                               5.00%
Weighted Average Gross Maximum Lifetime Rate:                           10.35%
Weighted Average FICO Score:                                               715
Servicer:                                                          Wells Fargo



                       Distribution by Scheduled Principal Balance


                                      Number Of              Total Dollar     Scheduled Principal
 Scheduled Principal Balance       Mortgage Loans (#)         Amount ($)          Balance (%)
-------------------------------------------------------------------------------------------------
Below $350,000                         6                  $ 1,630,585              6.4%
$350,001 - $450,000                   16                    6,276,583             24.5
$450,001 - $550,000                   12                    5,915,254             23.1
$550,001 - $650,000                    8                    4,892,840             19.1
$750,001 - $1,000,000                  8                    6,926,949             27.0
-------------------------------------------------------------------------------------------------
Total                                 50                  $25,642,210            100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding


                                Distribution by Gross Coupon


                                   Number Of              Total Dollar     Scheduled Principal
 Gross Coupon                   Mortgage Loans (#)         Amount ($)           Balance (%)
-------------------------------------------------------------------------------------------------
5.00- 5.49%                        35                    $18,610,370               72.6%
5.50- 5.74%                        14                      6,813,826               26.6
5.75- 5.99%                         1                        218,014                0.9
-------------------------------------------------------------------------------------------------
Total                              50                    $25,642,210              100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding





This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003



                   Distribution by Amortized Current Loan-to-Value Ratios


 Amortized Current                  Number Of              Total Dollar     Scheduled Principal
 Loan-To-Value Ratio             Mortgage Loans (#)         Amount ($)          Balance (%)
-------------------------------------------------------------------------------------------------
Below 40.00%                        3                   $ 1,835,603                 7.2%
40.00 - 49.99%                      6                     3,207,593                12.5
50.00 - 59.99%                      7                     3,263,480                12.7
60.00 - 69.99%                     15                     7,748,890                30.2
70.00 - 79.99%                     18                     9,150,687                35.7
80.00 - 89.99%                      1                       435,957                 1.7
-------------------------------------------------------------------------------------------------
Total                              50                   $25,642,210               100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                          Distribution by Primary Mortgage Insurance


 Primary Mortgage                    Number Of              Total Dollar     Scheduled Principal
 Insurance ("PMI")                Mortgage Loans (#)         Amount ($)          Balance (%)
-------------------------------------------------------------------------------------------------
Amortized CLTV <= 80%                      49                $25,206,253           98.3%
Amortized CLTV > 80% With PMI               1                    435,957            1.7
-------------------------------------------------------------------------------------------------
Total                                      50                $25,642,210          100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                     Distribution by Stated Remaining Months to Maturity


 Stated Remaining                    Number Of              Total Dollar     Scheduled Principal
 Term (Months)                   Mortgage Loans (#)          Amount ($)          Balance (%)
-------------------------------------------------------------------------------------------------
 349 - 360                           50                     $25,642,210           100.0%
-------------------------------------------------------------------------------------------------
 Total                               50                     $25,642,210           100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                                    Distribution by Index


                                 Number Of              Total Dollar         Scheduled Principal
 Index                         Mortgage Loans (#)        Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------
1 YR CMT                           50                     $25,642,210             100.0%
-------------------------------------------------------------------------------------------------
Total                              50                     $25,642,210             100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                               Distribution by Months to Roll


                                   Number Of              Total Dollar      Scheduled Principal
 Months To Roll                 Mortgage Loans (#)          Amount ($)           Balance (%)
-------------------------------------------------------------------------------------------------
115 to 120                            50                    $25,642,210           100.0%
-------------------------------------------------------------------------------------------------
Total                                 50                    $25,642,210           100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003



                                 Distribution by Gross Margin


                                   Number Of               Total Dollar      Scheduled Principal
 Gross Margin                   Mortgage Loans (#)          Amount ($)           Balance (%)
-------------------------------------------------------------------------------------------------
2.75%                                 50                    $25,642,210            100.0%
-------------------------------------------------------------------------------------------------
Total                                 50                    $25,642,210            100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                                 Distribution by Initial Rate Cap


                                     Number Of               Total Dollar     Scheduled Principal
 Initial Rate Cap                Mortgage Loans (#)           Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
5.00%                                   50                   $25,642,210          100.0%
-------------------------------------------------------------------------------------------------
Total                                   50                   $25,642,210          100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                                 Distribution by FICO Score


                                     Number Of            Total Dollar       Scheduled Principal
 FICO Score                      Mortgage Loans (#)        Amount ($)            Balance (%)
-------------------------------------------------------------------------------------------------
761 and above                      11                   $ 4,785,226                 18.7%
741 - 760                           8                     4,265,241                 16.6
721 - 740                           5                     2,967,889                 11.6
701 - 720                           6                     2,759,318                 10.8
681 - 700                           9                     5,168,392                 20.2
661 - 680                           5                     2,478,931                  9.7
641 - 660                           5                     2,724,015                 10.6
621 - 640                           1                       493,198                  1.9
-------------------------------------------------------------------------------------------------
Total                              50                   $25,642,210                100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                                 Distribution by Property State


                                    Number Of             Total Dollar       Scheduled Principal
 Property State                  Mortgage Loans (#)        Amount ($)            Balance (%)
-------------------------------------------------------------------------------------------------
California                            23                   $12,535,573              48.9%
New York                               3                     1,466,520               5.7
Illinois                               3                     1,453,658               5.7
Connecticut                            2                     1,186,485               4.6
Virginia                               2                     1,094,243               4.3
Massachusetts                          2                     1,001,143               3.9
Florida                                2                       919,810               3.6
Nevada                                 1                       812,183               3.2
New Jersey                             2                       788,299               3.1
All Other(1)                          10                     4,384,295              17.1
-------------------------------------------------------------------------------------------------
Total                                 50                   $25,642,210             100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding
(1) Each of the other states is less than 3.0% of the aggregate principal balance



This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003


                                 Distribution by Property Type


                                  Number Of            Total Dollar          Scheduled Principal
 Property Type                 Mortgage Loans (#)       Amount ($)               Balance (%)
-------------------------------------------------------------------------------------------------
 Single Family                          44            $22,741,132               88.7%
 Condominium                             5              2,528,895                9.9
 Co-Op                                   1                372,183                1.5
-------------------------------------------------------------------------------------------------
 Total                                  50            $25,642,210              100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                                 Distribution by Loan Purpose


                                   Number Of               Total Dollar       Scheduled Principal
 Loan Purpose                   Mortgage Loans (#)          Amount ($)            Balance (%)
--------------------------------------------------------------------------------------------------
Rate/Term Refi                       29                   $15,516,325               60.5%
Purchase                             15                     6,674,987               26.0
Cashout Refi                          6                     3,450,898               13.5
--------------------------------------------------------------------------------------------------
Total                                50                   $25,642,210              100.0%
==================================================================================================
Column Totals may not add to 100.0% due to rounding



                                 Distribution by Occupancy


                                  Number Of               Total Dollar       Scheduled Principal
 Occupancy                     Mortgage Loans (#)          Amount ($)            Balance (%)
--------------------------------------------------------------------------------------------------
Owner Occupied                       44                   $23,415,713               91.3%
Second Home                           6                     2,226,497                8.7
--------------------------------------------------------------------------------------------------
Total                                50                   $25,642,210              100.0%
==================================================================================================
Column Totals may not add to 100.0% due to rounding



                                 Distribution by Seasoning


                                    Number Of               Total Dollar     Scheduled Principal
 Seasoning (Months)              Mortgage Loans (#)           Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
0 - 3                                35                     $17,662,048            68.9%
4 - 6                                15                       7,980,162            31.1
-------------------------------------------------------------------------------------------------
Total                                50                     $25,642,210           100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                                 Distribution by Document Status


                                   Number Of               Total Dollar     Scheduled Principal
 Document Status                Mortgage Loans (#)           Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
Full Doc                             25                    $13,630,223              53.2%
Asset Only                           17                      7,901,972              30.8
No Doc                                8                      4,110,015              16.0
-------------------------------------------------------------------------------------------------
Total                                50                    $25,642,210             100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding





This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003



                                 Distribution by Property Zip Codes


                                    Number Of               Total Dollar     Scheduled Principal
 Property Zip Codes              Mortgage Loans (#)           Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
90049                                   2                    $ 1,436,437              5.6%
94040                                   2                      1,005,165              3.9
94027                                   1                        996,701              3.9
90067                                   1                        859,106              3.4
90024                                   2                        854,089              3.3
90265                                   1                        835,552              3.3
06883                                   1                        830,121              3.2
89511                                   1                        812,183              3.2
91108                                   1                        802,317              3.1
91207                                   1                        795,480              3.1
All Other                              37                     16,415,058             64.0
-------------------------------------------------------------------------------------------------
Total                                  50                    $25,642,210            100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                                 Distribution by Delinquency


                                    Number Of               Total Dollar     Scheduled Principal
 Delinquency                     Mortgage Loans (#)          Amount ($)          Balance (%)
-------------------------------------------------------------------------------------------------
Current                               50                     $25,642,210           100.0%
-------------------------------------------------------------------------------------------------
Total                                 50                     $25,642,210           100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                                 Distribution by Final Maturity Year


                                     Number Of               Total Dollar     Scheduled Principal
Final Maturity Year              Mortgage Loans (#)            Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
 2033                                50                       $25,642,210         100.0%
-------------------------------------------------------------------------------------------------
 Total                               50                       $25,642,210         100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 24, 2003




                                Distribution by First Payment Year


                                    Number Of               Total Dollar     Scheduled Principal
 First Payment Year             Mortgage Loans (#)            Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
 2003                                50                        $25,642,210         100.0%
-------------------------------------------------------------------------------------------------
 Total                               50                        $25,642,210         100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                                Distribution by First Rate Change Date


                                   Number Of               Total Dollar     Scheduled Principal
 First Rate Change Date         Mortgage Loans (#)           Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
5/1/2013                             2                     $   846,076              3.3%
6/1/2013                            13                       7,134,086             27.8
7/1/2013                            35                      17,662,048             68.9
-------------------------------------------------------------------------------------------------
Total                               50                     $25,642,210            100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                                 Distribution by Original Term


                                     Number Of               Total Dollar     Scheduled Principal
 Original Term (Months)          Mortgage Loans (#)            Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
349 - 360                              50                    $25,642,210            100.0%
-------------------------------------------------------------------------------------------------
Total                                  50                    $25,642,210            100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                                 Distribution by Maximum Rate


                                   Number Of                Total Dollar     Scheduled Principal
 Maximum Rate                   Mortgage Loans (#)            Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
10.00-10.49%                          35                    $18,610,370           72.6%
10.50-10.99%                          15                      7,031,840           27.4
-------------------------------------------------------------------------------------------------
Total                                 50                    $25,642,210          100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding





This material is for your private information and we are not soliciting any action based upon
it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus supplement.

                                                               October 24, 2003

 ------------------------------------------------------------------------------
|                           Final Collateral Term Sheet                        |
 ------------------------------------------------------------------------------
                           $920,034,000 (Approximate)
                         GSR Mortgage Loan Trust 2003-10
                     GS Mortgage Securities Corp., Depositor
               Mortgage Pass-Through Certificates, Series 2003-10


 ----------------------------------------------------------------------------
|                                                                             |
|                         Features of the Transaction                         |
|                                                                             |
 ----------------------------------------------------------------------------
o Offering consists of three groups senior securities totaling $920,034,000 expected to be rated either Aa1 or AAA by Moody's and AAA by S&P.

o Credit support for the certificates is provided through a senior/subordinated, shifting interest structure and five-year prepayment lockout. The expected amount of credit support for the senior certificates is 2.45% in the form of subordination.

o Collateral consists of 10/1 hybrid adjustable rate, first lien, 1-4 family, residential mortgage loan originated or purchased by Wells Fargo Home Mortgage, Inc.

o Five-year subordinate certificate prepayment lock-out. If, within the first 36 months, the credit support to the senior certificates is twice the original credit support percentage, then the subordinate certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds, subject to certain loss and delinquency criteria. If, after the first 36 months, the credit support is twice the original credit support percentage, then the subordinate certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

o    The subordinate certificates will be cross-collateralized.

 -----------------------------------------------------------------------------
|                                                                              |
|                                   Time Table                                 |
|                                                                              |
 ------------------------------------------------------------------------------
Expected Settlement:                                           October 30, 2003
Cut-off Date:                                                   October 1, 2003
First Distribution Date:                                      November 25, 2003


 ------------------------------------------------------------------------------
|                                                                              |
|                                    Key Terms                                 |
 ------------------------------------------------------------------------------

Issuer:                      GSR Mortgage Loan Trust 2003-10

Depositor:                   GS Mortgage Securities Corp.

Servicer:                    Wells Fargo Home Mortgage, Inc.

Trustee/Custodian:           JPMorgan Chase Bank

Servicing/Trustee Fee:       37.5/0.25 bps

Distribution Date:           25th day of the month or the following
                             Business Day

Record Date:                 Last business day of the interest
                             accrual period for such certificates

Delay Days:                  0 day delay for Class 1A2, 1A3 and 1A10
                             certificates. 24 day delay for all others

Prepayment Assumption:       25% CPR for Group 1 and Group 3. 22% CPR
                             for Group 2

Interest Accrual:            30/360 basis for all classes of certificates

Servicer Advancing:          Yes, subject to recoverability

Compensating Interest:       To the extent of the aggregate monthly
                             servicing fee

Optional Call:               10% optional termination provision

Rating Agencies:             Senior certificates - Moody's and S&P

Minimum Denomination:        Senior certificates - $25,000
                             Interest only certificates - $5,000,000

Legal Investment:            All certificates offered by this term
                             sheet are expected to be SMMEA eligible
                             at settlement

ERISA Eligible:              Underwriter's exemption is expected to
                             apply to all offered certificates,
                             however, prospective purchasers should
                             consult their own counsel

Tax Treatment:               All offered certificates represent REMIC
                             regular interests


 --------------------------------------------------- ---------------- --------------- --------------- ----------------
                Collateral Description(1)                  Group I        Group II       Group III          Total
 --------------------------------------------------- ---------------- --------------- --------------- ----------------
 Scheduled Principal Balance:                           $709,021,247    $208,478,852     $25,642,210     $943,142,309
 --------------------------------------------------- ---------------- --------------- --------------- ----------------
 Number of Mortgage Loans:                                     1,350             391              50            1,791
 --------------------------------------------------- ---------------- --------------- --------------- ----------------
 Average Scheduled Principal Balance:                       $525,200        $533,200        $512,800         $526,600
 --------------------------------------------------- ---------------- --------------- --------------- ----------------
 Weighted Average Gross Coupon:                                5.15%           4.88%           5.35%            5.10%
 --------------------------------------------------- ---------------- --------------- --------------- ----------------
 Weighted Average Net Coupon:                                  4.77%           4.51%           4.98%            4.72%
 --------------------------------------------------- ---------------- --------------- --------------- ----------------
 Weighted Average Stated Remaining Term (months):                356             356             357              356
 --------------------------------------------------- ---------------- --------------- --------------- ----------------
 Weighted Average Seasoning (months):                              4               3               3                4
 --------------------------------------------------- ---------------- --------------- --------------- ----------------
 Weighted Average Months to Roll:                                116             117             117              116
 --------------------------------------------------- ---------------- --------------- --------------- ----------------
 Weighted Average Amortized Current LTV:                       62.9%           62.4%           64.0%            62.8%
 --------------------------------------------------- ---------------- --------------- --------------- ----------------
 Weighted Average Gross Margin:                                2.75%           2.75%           2.75%            2.75%
 --------------------------------------------------- ---------------- --------------- --------------- ----------------
 Weighted Average Net Margin:                                  2.37%           2.37%           2.37%            2.37%
 --------------------------------------------------- ---------------- --------------- --------------- ----------------
 Weighted Average Initial Rate Cap:                            5.00%           5.00%           5.00%            5.00%
 --------------------------------------------------- ---------------- --------------- --------------- ----------------
 Weighted Average Periodic Rate Cap:                           2.00%           2.00%           2.00%            2.00%
 --------------------------------------------------- ---------------- --------------- --------------- ----------------
 Weighted Average Life Cap:                                    5.00%           5.00%           5.00%            5.00%
 --------------------------------------------------- ---------------- --------------- --------------- ----------------
 Weighted Average Gross Maximum Lifetime Rate:                10.15%           9.88%          10.35%           10.10%
 --------------------------------------------------- ---------------- --------------- --------------- ----------------
 Weighted Average FICO Score:                                    740             742             715              740
 --------------------------------------------------- ---------------- --------------- --------------- ----------------
 California:                                                   44.9%           53.0%           48.9%            46.8%
 --------------------------------------------------- ---------------- --------------- --------------- ----------------
 Owner Occupied:                                               95.4%           96.5%           91.3%            95.5%
 --------------------------------------------------- ---------------- --------------- --------------- ----------------
 Cash-out refis:                                               13.7%           15.2%           13.5%            14.0%
 --------------------------------------------------- ---------------- --------------- --------------- ----------------
 Single Family:                                                91.8%           93.2%           88.7%            92.0%
 --------------------------------------------------- ---------------- --------------- --------------- ----------------
 (1) October 1, 2003 scheduled balances


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without
Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus supplement.


                                                                October 24, 2003

 ------------------------------------------------------------------------------
|                           Final Structural Term Sheet                        |
 ------------------------------------------------------------------------------

                           $920,034,000 (Approximate)
                         GSR Mortgage Loan Trust 2003-10
                     GS Mortgage Securities Corp., Depositor
               Mortgage Pass-Through Certificates, Series 2003-10


Overview of the Offered Certificates
------------------------------------

------------- -------------- ---------- ------------- ----------- ------------------------ ----------- ------------ ------------
               Approximate    Expected      Initial                                         Estimated    Principal    Moody's/
                Principal      Credit    Pass-Through  Collateral                           Avg. Life     Payment       S&P
Certificates     Balance       Support      Rate (2)      Group             Type            (yrs) (3)    Window (4)  Ratings (5)
------------- -------------- ---------- ------------- ----------- ------------------------ ----------- ------------ ------------
    1A1        $319,978,000     2.45%        4.77%          I                PT              2.95       11/03-08/11    Aaa/AAA
    1A2         $35,995,000     2.45%        1.79%          I              SEQ FIX           0.50       11/03-10/04    Aaa/AAA
    1A3         $13,570,000     2.45%        3.82%          I              SEQ FIX           1.25       10/04-04/05    Aaa/AAA
    1A4         $50,000,000     2.45%        4.51%          I              SEQ FIX           2.00       04/05-05/06    Aaa/AAA
    1A5         $29,735,000     2.45%        4.77%          I              SEQ PT            3.00       05/06-04/07    Aaa/AAA
    1A6         $26,615,000     2.45%        4.77%          I              SEQ PT            4.00       04/07-05/08    Aaa/AAA
    1A7         $42,821,000     2.45%        4.77%          I              SEQ PT            6.00       05/08-08/11    Aaa/AAA
    1A8         $22,789,000     2.45%        4.77%          I              SEQ PT            7.82       08/11-08/11    Aaa/AAA
    1A9       $99,565,000(1)    2.45%        1.34%          I                IO               NA            NA         Aaa/AAA
    1A10        $49,565,000     2.45%        4.77%          I              SEQ PT            0.71       11/03-04/05    Aaa/AAA
    1A11       $100,000,000     3.00%        4.77%          I          PT/Super Senior       2.95       11/03-08/11    Aaa/AAA
    1A12           $582,000     2.45%        4.77%          I      PT/Super Senior Support   2.95       11/03-08/11    Aa1/AAA
    2A1        $198,263,000     4.90%        4.51%          II         PT/Super Senior       3.26       11/03-08/11    Aaa/AAA
    2A2          $5,108,000     2.45%        4.51%          II     PT/Super Senior Support   3.26       11/03-08/11    Aa1/AAA
    3A1         $25,013,000     2.45%        4.98%         III               PT              2.96       11/03-08/11    Aaa/AAA
------------- -------------- ---------- ------------- ----------- ------------------------ ----------- ------------ ------------
   Total      $920,034,000
------------- -------------- ---------- ------------- ----------- ------------------------ ----------- ------------ ------------
(1)  Notional Amount. The initial Class 1A9 Notional Amount for any distribution date will equal the aggregate certificate balance of the Class 1A2, Class 1A3, and Class 1A4 Certificates
     immediately preceding that Distribution Date.
(2)  See the Coupons of the Certificates section of this Structural Term Sheet for more information on the Pass-Through Rates of the Certificates.
(3)  Assuming payment based on a pricing speed of 25% CPR for Group 1 and Group 3 and 22% CPR for
     Group 2 to the earlier of the Bond Reset Date or the 10% Optional Call for the Senior
     Certificates.
(4)  The Stated Final Maturity for the Certificates is the Distribution Date occurring in October
     2033.
(5)  The Senior Certificates are expected to be rated by Moody's and S&P.


Coupons of the Certificates
---------------------------

----------- ------------------- --------------- ----------------------------------------------------------------------
  Class         Bond Reset      Initial Coupon                      Coupon After Bond Reset Date
                 Date(1)
----------- ------------------- --------------- ----------------------------------------------------------------------
   1A1          June 2013           4.77%                  Net WAC (approximately 1 Year CMT plus 237 bps)
----------- ------------------- --------------- ----------------------------------------------------------------------
                                                 The Minimum of the (1) Group I Net WAC and (2) 1 Year CMT plus 175
   1A2          June 2013           1.79%                                        bps
----------- ------------------- --------------- ----------------------------------------------------------------------
                                                 The Minimum of the (1) Group I Net WAC and (2) 1 Year CMT plus 175
   1A3          June 2013           3.82%                                        bps
----------- ------------------- --------------- ----------------------------------------------------------------------
                                                 The Minimum of the (1) Group I Net WAC and (2) 1 Year CMT plus 175
   1A4          June 2013           4.51%                                        bps
----------- ------------------- --------------- ----------------------------------------------------------------------
   1A5          June 2013           4.77%                  Net WAC (approximately 1 Year CMT plus 237 bps)
----------- ------------------- --------------- ----------------------------------------------------------------------
   1A6          June 2013           4.77%                  Net WAC (approximately 1 Year CMT plus 237 bps)
----------- ------------------- --------------- ----------------------------------------------------------------------
   1A7          June 2013           4.77%                  Net WAC (approximately 1 Year CMT plus 237 bps)
----------- ------------------- --------------- ----------------------------------------------------------------------
   1A8          June 2013           4.77%                  Net WAC (approximately 1 Year CMT plus 237 bps)
----------- ------------------- --------------- ----------------------------------------------------------------------
   1A9          June 2013           1.34%                       Excess Interest from 1A2, 1A3 and 1A4
----------- ------------------- --------------- ----------------------------------------------------------------------
   1A10         June 2013           4.77%                  Net WAC (approximately 1 Year CMT plus 237 bps)
----------- ------------------- --------------- ----------------------------------------------------------------------
   1A11         June 2013           4.77%                  Net WAC (approximately 1 Year CMT plus 237 bps)
----------- ------------------- --------------- ----------------------------------------------------------------------
   1A12         June 2013           4.77%                  Net WAC (approximately 1 Year CMT plus 237 bps)
----------- ------------------- --------------- ----------------------------------------------------------------------
   2A1         August 2013          4.51%                  Net WAC (approximately 1 Year CMT plus 237 bps)
----------- ------------------- --------------- ----------------------------------------------------------------------
   2A2         August 2013          4.51%                  Net WAC (approximately 1 Year CMT plus 237 bps)
----------- ------------------- --------------- ----------------------------------------------------------------------
   3A1          July 2013           4.98%                  Net WAC (approximately 1 Year CMT plus 237 bps)
----------- ------------------- --------------- ----------------------------------------------------------------------
(1) The certificates are priced to the earlier of the Bond Reset Date or the 10% Optional Call for the Senior Certificates.





This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.
We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman
Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.


                                                               October 24, 2003


                       The Mortgage Loans (All Collateral)


Scheduled Principal Balance:                                       $943,142,309
Number of Mortgage Loans:                                                 1,791
Average Scheduled Principal Balance:                                   $526,600
Weighted Average Gross Coupon:                                            5.10%
Weighted Average Net Coupon:                                              4.72%
Weighted Average Stated Remaining Term:                                     356
Weighted Average Seasoning:                                                   4
Weighted Average Months to Roll:                                            116
Weighted Average Amortized Current LTV Ratio:                             62.8%
Weighted Average Gross Margin:                                            2.75%
Weighted Average Net Margin:                                              2.37%
Weighted Average Initial Rate Cap:                                        5.00%
Weighted Average Periodic Rate Cap:                                       2.00%
Weighted Average Life Cap:                                                5.00%
Weighted Average Gross Maximum Lifetime Rate:                            10.10%
Weighted Average FICO Score:                                                740
Servicer:                                                           Wells Fargo


                             Distribution by Scheduled Principal Balance

                                      Number Of             Total Dollar         Scheduled Principal
 Scheduled Principal Balance      Mortgage Loans (#)          Amount ($)             Balance (%)
-----------------------------------------------------------------------------------------------------
 Below $350,000                         173                    $52,463,849              5.6%
 $350,001 - $450,000                    589                    235,454,227             25.0
 $450,001 - $550,000                    412                    204,151,859             21.6
 $550,001 - $650,000                    314                    189,600,867             20.1
 $650,001 - $750,000                     77                     54,930,126              5.8
 $750,001 - $1,000,000                  223                    202,363,937             21.5
 $1,000,001-$1,250,000                    1                      1,191,717              0.1
 $1,250,001-$1,500,000                    2                      2,985,727              0.3
-----------------------------------------------------------------------------------------------------
 Total                                1,791                   $943,142,309            100.0%
=====================================================================================================
Column totals may not add to 100.0% due to rounding


                                    Distribution by Gross Coupon


                               Number Of                   Total Dollar         Scheduled Principal
Gross Coupon               Mortgage Loans (#)                Amount ($)             Balance (%)
----------------------------------------------------------------------------------------------------
 Below 4.00%                       5                           $2,473,852              0.3%
 4.00- 4.49%                      48                           25,653,568              2.7
 4.50- 4.99%                     451                          245,043,368             26.0
 5.00- 5.49%                   1,022                          536,699,155             56.9
 5.50- 5.74%                     207                          104,064,617             11.0
 5.75- 5.99%                      56                           27,697,920              2.9
 6.00- 6.49%                       2                            1,509,829              0.2
----------------------------------------------------------------------------------------------------
 Total                         1,791                         $943,142,309            100.0%
=====================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                              October 24, 2003



                       Distribution by Amortized Current Loan-to-Value Ratios

Amortized Current            Number Of                   Total Dollar         Scheduled Principal
Loan-To-Value Ratio      Mortgage Loans (#)                Amount ($)             Balance (%)
--------------------------------------------------------------------------------------------------
 Below 40.00%                  142                          $80,835,626              8.6%
 40.00 - 49.99%                185                           98,924,109             10.5
 50.00 - 59.99%                290                          162,632,303             17.2
 60.00 - 69.99%                535                          290,187,261             30.8
 70.00 - 79.99%                633                          307,702,484             32.6
 80.00 - 84.99%                  2                            1,142,233              0.1
 85.00 - 89.99%                  4                            1,718,293              0.2
--------------------------------------------------------------------------------------------------
 Total                       1,791                         $943,142,309            100.0%
==================================================================================================
Column totals may not add to 100.0% due to rounding



                             Distribution byPrimary Mortgage Insurance

Primary Mortgaget                     Number Of             Total Dollar         Scheduled Principal
Insurance ("PMI")                 Mortgage Loans (#)          Amount ($)             Balance (%)
-----------------------------------------------------------------------------------------------------
 Amortized CLTV <= 80%               1,785                   $940,281,782             99.7%
 Amortized CLTV > 80% With PMI           6                      2,860,526              0.3
-----------------------------------------------------------------------------------------------------
 Total                               1,791                   $943,142,309            100.0%
=====================================================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Stated Remaining Months to Maturity

 Stated Remaining               Number Of                   Total Dollar         Scheduled Principal
 Term (Months)              Mortgage Loans (#)                Amount ($)             Balance (%)
-----------------------------------------------------------------------------------------------------
 Under 301                          9                           $4,512,236              0.5%
 337 - 348                          1                              518,757              0.1
 349 - 360                      1,781                          938,111,316             99.5
-----------------------------------------------------------------------------------------------------
 Total                          1,791                         $943,142,309            100.0%
=====================================================================================================
Column totals may not add to 100.0% due to rounding



                                        Distribution by Index


                                      Number Of              Total Dollar         Scheduled Principal
 Index                            Mortgage Loans (#)           Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------------
 1 Year CMT                             1,791                  $943,142,309            100.0%
------------------------------------------------------------------------------------------------------
 Total                                  1,791                  $943,142,309            100.0%
=======================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                    October 24, 2003


                                   Distribution by Months to Roll


                                      Number Of              Total Dollar         Scheduled Principal
 Months To Roll                   Mortgage Loans (#)           Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------------
 103 to 108                                 1                      $518,757              0.1%
 109 to 114                                33                    17,541,669              1.9
 115 to 120                             1,757                   925,081,882             98.1
------------------------------------------------------------------------------------------------------
 Total                                  1,791                  $943,142,309            100.0%
=======================================================================================================
Column totals may not add to 100.0% due to rounding


                                    Distribution by Gross Margin

                                  Number Of                   Total Dollar         Scheduled Principal
 Gross Margin                 Mortgage Loans (#)                Amount ($)             Balance (%)
-------------------------------------------------------------------------------------------------------
 2.75%                              1,791                       $943,142,309            100.0%
-------------------------------------------------------------------------------------------------------
 Total                              1,791                       $943,142,309            100.0%
=======================================================================================================
Column totals may not add to 100.0% due to rounding


                                  Distribution by Initial Rate Cap

                                  Number Of                   Total Dollar         Scheduled Principal
 Initial Rate Cap             Mortgage Loans (#)                Amount ($)             Balance (%)
-------------------------------------------------------------------------------------------------------
 5.00%                              1,791                       $943,142,309            100.0%
-------------------------------------------------------------------------------------------------------
 Total                              1,791                       $943,142,309            100.0%
=======================================================================================================
Column totals may not add to 100.0% due to rounding


                                     Distribution by FICO Score


                                 Number Of                   Total Dollar         Scheduled Principal
 FICO Score                  Mortgage Loans (#)                Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------------
 761 and above                       692                       $359,825,187             38.2%
 741 - 760                           317                        165,290,614             17.5
 721 - 740                           230                        121,343,445             12.9
 701 - 720                           211                        116,422,026             12.3
 681 - 700                           165                         86,885,213              9.2
 661 - 680                           112                         60,499,992              6.4
 641 - 660                            40                         20,089,201              2.1
 621 - 640                            19                          9,744,633              1.0
 581 - 620                             3                          1,195,482              0.1
 561 - 580                             1                            654,799              0.1
 Unavailable                           1                          1,191,717              0.1
------------------------------------------------------------------------------------------------------
 Total                             1,791                       $943,142,309            100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                    October 24, 2003


                                   Distribution by Property State


                                Number Of                   Total Dollar         Scheduled Principal
 Property State             Mortgage Loans (#)                Amount ($)             Balance (%)
-----------------------------------------------------------------------------------------------------
 California                         816                       $441,267,942             46.8%
 Illinois                           106                         55,320,174              5.9
 Massachusetts                       79                         42,114,915              4.5
 New Jersey                          81                         39,527,713              4.2
 Virginia                            83                         38,758,617              4.1
 New York                            58                         34,023,042              3.6
 Maryland                            62                         29,902,226              3.2
 Connecticut                         46                         29,347,606              3.1
 Washington                          58                         28,200,831              3.0
 All Other(1)                       402                        204,679,241             21.7
-----------------------------------------------------------------------------------------------------
Total                             1,791                       $943,142,309            100.0%
=====================================================================================================
Column totals may not add to 100.0% due to rounding
(1) Each of the other states is less than 3.0% of the aggregate principal balance


                                    Distribution by Property Type


                                  Number Of                   Total Dollar         Scheduled Principal
 Property Type                Mortgage Loans (#)                Amount ($)             Balance (%)
-------------------------------------------------------------------------------------------------------
 Single Family                      1,633                       $867,674,884            92.0%
 Condominium                           90                         40,159,157             4.3
 Hi-Rise Condominium                   29                         17,309,641             1.8
 PUD                                   19                          8,260,792             0.9
 2-4 Family                            12                          5,868,823             0.6
 Co-Op                                  8                          3,869,012             0.4
-------------------------------------------------------------------------------------------------------
Total                               1,791                       $943,142,309           100.0%
=======================================================================================================
Column totals may not add to 100.0% due to rounding


                                    Distribution by Loan Purpose


                               Number Of                   Total Dollar         Scheduled Principal
 Loan Purpose              Mortgage Loans (#)                Amount ($)             Balance (%)
----------------------------------------------------------------------------------------------------
 Rate/Term Refi                    990                       $529,216,969             56.1%
 Purchase                          537                        282,018,711             29.9
 Cashout Refi                      264                        131,906,630             14.0
----------------------------------------------------------------------------------------------------
 Total                           1,791                       $943,142,309            100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                    October 24, 2003


                                      Distribution by Occupancy


                                  Number Of                   Total Dollar         Scheduled Principal
 Occupancy                    Mortgage Loans (#)                Amount ($)             Balance (%)
-------------------------------------------------------------------------------------------------------
Owner Occupied                      1,708                       $901,105,461             95.5%
Second Home                            83                         42,036,848              4.5
-------------------------------------------------------------------------------------------------------
 Total                              1,791                       $943,142,309            100.0%
=======================================================================================================
Column totals may not add to 100.0% due to rounding


                                      Distribution by Seasoning


                                Number Of                   Total Dollar         Scheduled Principal
 Seasoning (Months)         Mortgage Loans (#)                Amount ($)             Balance (%)
-----------------------------------------------------------------------------------------------------
 0 - 3                              706                       $374,593,689             39.7%
 4 - 6                            1,071                        560,377,778             59.4
 7 - 12                              14                          8,170,842              0.9
-----------------------------------------------------------------------------------------------------
 Total                            1,791                       $943,142,309            100.0%
=====================================================================================================
Column totals may not add to 100.0% due to rounding


                                   Distribution by Document Status


                                  Number Of                   Total Dollar         Scheduled Principal
 Document Status              Mortgage Loans (#)                Amount ($)             Balance (%)
-------------------------------------------------------------------------------------------------------
 Full Doc                             972                       $538,817,305             57.1%
 Asset Only                           641                        311,530,437             33.0
 No Doc                               128                         66,721,746              7.1
 Income Only                           50                         26,072,820              2.8
-------------------------------------------------------------------------------------------------------
 Total                              1,791                       $943,142,309            100.0%
=======================================================================================================
Column totals may not add to 100.0% due to rounding


                                 Distribution by Property Zip Codes


                                 Number Of                   Total Dollar         Scheduled Principal
Property Zip Codes           Mortgage Loans (#)                Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------------
 92130                                17                         $8,953,835              0.9%
 60521                                13                          8,628,569              0.9
 94010                                11                          6,795,405              0.7
 92037                                 8                          6,559,353              0.7
 92679                                11                          6,555,042              0.7
 94583                                12                          6,303,423              0.7
 90049                                 9                          6,261,985              0.7
 92660                                12                          6,045,727              0.6
 20878                                11                          5,594,319              0.6
 20817                                10                          5,533,755              0.6
 All Others                        1,677                        875,910,894             92.9
------------------------------------------------------------------------------------------------------
 Total                             1,791                       $943,142,309            100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                    October 24, 2003


                                     Distribution by Delinquency


                             Number Of                   Total Dollar         Scheduled Principal
 Delinquency             Mortgage Loans (#)                Amount ($)             Balance (%)
--------------------------------------------------------------------------------------------------
 Current                       1,781                       $938,049,586             99.5%
 30 Days                          10                          5,092,723              0.5
--------------------------------------------------------------------------------------------------
 Total                         1,791                       $943,142,309            100.0%
==================================================================================================
Column totals may not add to 100.0% due to rounding


                                 Distribution by Final Maturity Year


                                Number Of                   Total Dollar         Scheduled Principal
 Final Maturity Year        Mortgage Loans (#)                Amount ($)             Balance (%)
-----------------------------------------------------------------------------------------------------
 2022                             1                               $425,091              0.0%
 2023                             7                              3,555,628              0.4
 2028                             1                                531,516              0.1
 2032                             5                              2,925,800              0.3
 2033                         1,777                            935,704,273             99.2
-----------------------------------------------------------------------------------------------------
 Total                        1,791                           $943,142,309             100.0%
=====================================================================================================
Column totals may not add to 100.0% due to rounding




                                 Distribution by First Payment Year

                                  Number Of                   Total Dollar         Scheduled Principal
 First Payment Year           Mortgage Loans (#)                Amount ($)             Balance (%)
-------------------------------------------------------------------------------------------------------
 2002                               2                             $831,939              0.1%
 2003                               1,789                      942,310,369             99.9
-------------------------------------------------------------------------------------------------------
 Total                              1,791                     $943,142,309             100.0%
=======================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                                    October 24, 2003



                               Distribution by First Rate Change Date

                                 Number Of              Total Dollar         Scheduled Principal
 First Rate Change Date      Mortgage Loans (#)           Amount ($)             Balance (%)
-------------------------------------------------------------------------------------------------
 10/1/2012                         1                          $518,757             0.1%
 11/1/2012                         1                           313,183             0.0
 12/1/2012                         4                         2,518,952             0.3
 1/1/2013                          5                         3,399,858             0.4
 2/1/2013                          1                           426,174             0.0
 3/1/2013                          2                           993,919             0.1
 4/1/2013                         20                         9,889,584             1.0
 5/1/2013                        159                        81,935,610             8.7
 6/1/2013                        892                       468,552,584            49.7
 7/1/2013                        604                       323,930,851            34.3
 8/1/2013                         70                        36,103,318             3.8
 9/1/2013                         32                        14,559,520             1.5
-------------------------------------------------------------------------------------------------
 Total                         1,791                      $943,142,309           100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding


                                    Distribution by Original Term


                                  Number Of               Total Dollar         Scheduled Principal
 Original Term (Months)       Mortgage Loans (#)            Amount ($)             Balance (%)
---------------------------------------------------------------------------------------------------
 Under 313                              9                      $4,512,236              0.5%
 349 - 360                          1,782                     938,630,073             99.5
---------------------------------------------------------------------------------------------------
 Total                              1,791                    $943,142,309            100.0%
===================================================================================================
Column totals may not add to 100.0% due to rounding



                                    Distribution by Maximum Rate


                              Number Of                   Total Dollar         Scheduled Principal
 Maximum Rate             Mortgage Loans (#)                Amount ($)             Balance (%)
---------------------------------------------------------------------------------------------------
 8.50- 8.99%                     5                            $2,473,852              0.3%
 9.00- 9.49%                    48                            25,653,568              2.7
 9.50- 9.99%                   451                           245,043,368             26.0
 10.00-10.49%                1,022                           536,699,155             56.9
 10.50-10.99%                  263                           131,762,537             14.0
 11.00-11.49%                    2                             1,509,829              0.2
----------------------------------------------------------------------------------------------------
 Total                       1,791                          $943,142,309            100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                October 24, 2003



                           The Mortgage Loans (Group 1)


Scheduled Principal Balance:                                       $709,021,247
Number of Mortgage Loans:                                                 1,350
Average Scheduled Principal Balance:                                   $525,200
Weighted Average Gross Coupon:                                            5.15%
Weighted Average Net Coupon:                                              4.77%
Weighted Average Stated Remaining Term:                                     356
Weighted Average Seasoning:                                                   4
Weighted Average Months to Roll:                                            116
Weighted Average Amortized Current LTV Ratio:                             62.9%
Weighted Average Gross Margin:                                            2.75%
Weighted Average Net Margin:                                              2.37%
Weighted Average Initial Rate Cap:                                        5.00%
Weighted Average Periodic Rate Cap:                                       2.00%
Weighted Average Life Cap:                                                5.00%
Weighted Average Gross Maximum Lifetime Rate:                            10.15%
Weighted Average FICO Score:                                                740
Servicer:                                                           Wells Fargo


                             Distribution by Scheduled Principal Balance


                                      Number Of              Total Dollar         Scheduled Principal
 Scheduled Principal Balance      Mortgage Loans (#)           Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------------
Below $350,000                             129               $ 39,184,140                   5.5%
$350,001 - $450,000                        451                180,555,485                  25.5
$450,001 - $550,000                        310                153,847,347                  21.7
$550,001 - $650,000                        235                141,072,988                  19.9
$650,001 - $750,000                         60                 42,928,240                   6.1
$750,001 - $1,000,000                      162                147,255,604                  20.8
$1,000,001-$1,250,000                        1                  1,191,717                   0.2
$1,250,001-$1,500,000                        2                  2,985,727                   0.4
------------------------------------------------------------------------------------------------------
Total                                    1,350               $709,021,247                 100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding


                                    Distribution by Gross Coupon

                              Number Of                   Total Dollar         Scheduled Principal
 Gross Coupon             Mortgage Loans (#)                Amount ($)             Balance (%)
---------------------------------------------------------------------------------------------------
Below 4.00%                         2                     $    796,453                 0.1%
4.00- 4.49%                        21                       12,377,283                 1.7
4.50- 4.99%                       263                      143,482,096                20.2
5.00- 5.49%                       828                      433,079,107                61.1
5.50- 5.74%                       183                       92,047,318                13.0
5.75- 5.99%                        51                       25,729,161                 3.6
6.00- 6.49%                         2                        1,509,829                 0.2
--------------------------------------------------------------------------------------------------
Total                           1,350                     $709,021,247               100.0%
==================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                    October 24, 2003


                       Distribution by Amortized Current Loan-to-Value Ratios


Amortized Current             Number Of                   Total Dollar         Scheduled Principal
Loan-To-Value             Mortgage Loans (#)                Amount ($)             Balance (%)
---------------------------------------------------------------------------------------------------
Below 40.00%                         110                 $ 60,981,932               8.6%
40.00 - 49.99%                       140                   74,901,367              10.6
50.00 - 59.99%                       213                  119,222,866              16.8
60.00 - 69.99%                       396                  217,565,248              30.7
70.00 - 79.99%                       486                  233,925,265              33.0
80.00 - 84.99%                         2                    1,142,233               0.2
85.00 - 89.99%                         3                    1,282,336               0.2
---------------------------------------------------------------------------------------------------
Total                              1,350                 $709,021,247             100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding


                             Distribution by Primary Mortgage Insurance

 Primary Mortgage                     Number Of              Total Dollar         Scheduled Principal
 Insurance ("PMI")                Mortgage Loans (#)           Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------------
 Amortized CLTV <= 80%                   1,345                $706,596,678              99.7%
 Amortized CLTV > 80% With PMI               5                   2,424,569               0.3
------------------------------------------------------------------------------------------------------
 Total                                   1,350                $709,021,247             100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding


                        Distribution by Stated Remaining Months to Maturity

 Stated Remaining            Number Of                 Total Dollar         Scheduled Principal
 Term (Months)           Mortgage Loans (#)              Amount ($)             Balance (%)
--------------------------------------------------------------------------------------------------
Under 301                          4                   $  1,727,935                0.2%
337 - 348                          1                        518,757                0.1
349 - 360                      1,345                    706,774,555               99.7
--------------------------------------------------------------------------------------------------
Total                          1,350                   $709,021,247              100.0%
==================================================================================================
Column totals may not add to 100.0% due to rounding


                                        Distribution by Index

                             Number Of                Total Dollar         Scheduled Principal
 Index                   Mortgage Loans (#)            Amount ($)             Balance (%)
-----------------------------------------------------------------------------------------------
1 Year CMT                    1,350                    $709,021,247              100.0%
-----------------------------------------------------------------------------------------------
Total                         1,350                    $709,021,247              100.0%
===============================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                            October 24, 2003



                                   Distribution by Months to Roll


                             Number Of               Total Dollar         Scheduled Principal
 Months To Roll          Mortgage Loans (#)            Amount ($)             Balance (%)
----------------------------------------------------------------------------------------------
103 to 108                          1                $    518,757                0.1%
109 to 114                         31                  16,572,052                2.3
115 to 120                      1,318                 691,930,438               97.6
----------------------------------------------------------------------------------------------
Total                           1,350                $709,021,247              100.0%
==============================================================================================
Column totals may not add to 100.0% due to rounding


                                    Distribution by Gross Margin


                           Number Of                   Total Dollar         Scheduled Principal
 Gross Margin          Mortgage Loans (#)                Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------
 2.75%                       1,350                     $709,021,247             100.0%
------------------------------------------------------------------------------------------------
 Total                       1,350                     $709,021,247             100.0%
================================================================================================
Column totals may not add to 100.0% due to rounding


                                  Distribution by Initial Rate Cap

                                 Number Of                Total Dollar         Scheduled Principal
 Initial Rate Cap            Mortgage Loans (#)             Amount ($)             Balance (%)
---------------------------------------------------------------------------------------------------
 5.00%                          1,350                     $709,021,247             100.0%
 Total                          1,350                     $709,021,247             100.0%
---------------------------------------------------------------------------------------------------
Column totals may not add to 100.0% due to rounding


                                     Distribution by FICO Score


                             Number Of                Total Dollar         Scheduled Principal
 FICO Score              Mortgage Loans (#)             Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------
761 and above                       528                $276,706,769               39.0%
741 - 760                           223                 115,541,947               16.3
721 - 740                           177                  93,459,872               13.2
701 - 720                           166                  91,199,585               12.9
681 - 700                           124                  63,186,517                8.9
661 - 680                            85                  45,599,450                6.4
641 - 660                            28                  13,462,060                1.9
621 - 640                            15                   7,477,848                1.1
581 - 620                             3                   1,195,482                0.2
Unavailable                           1                   1,191,717                0.2
------------------------------------------------------------------------------------------------
Total                             1,350                $709,021,247              100.0%
================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                    October 24, 2003

                                   Distribution by Property State


                               Number Of                   Total Dollar         Scheduled Principal
 Property State            Mortgage Loans (#)                Amount ($)             Balance (%)
----------------------------------------------------------------------------------------------------
 California                       595                        $318,288,451               44.9%
 Illinois                          80                          41,825,156                5.9
 Massachusetts                     65                          34,929,322                4.9
 New Jersey                        62                          30,738,518                4.3
 Virginia                          65                          29,800,368                4.2
 New York                          49                          29,132,929                4.1
 Maryland                          51                          24,762,326                3.5
 Washington                        46                          22,786,355                3.2
 Connecticut                       35                          21,639,570                3.1
 All Other(1)                     302                         155,118,251               21.9
----------------------------------------------------------------------------------------------------
Total                           1,350                        $709,021,247              100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding
(1) Each of the other states is less than 3.0% of the aggregate principal balance



                                    Distribution by Property Type


                                      Number Of               Total Dollar         Scheduled Principal
 Property Type                    Mortgage Loans (#)            Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------------
 Single Family                           1,227               $650,651,949               91.8%
 Condominium                                68                 29,286,071                4.1
 Hi-Rise Condominium                        24                 14,878,011                2.1
 PUD                                        15                  6,206,241                0.9
 2-4 Family                                 10                  5,046,672                0.7
 Co-Op                                       6                  2,952,303                0.4
------------------------------------------------------------------------------------------------------
Total                                    1,350               $709,021,247              100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding



                                    Distribution by Loan Purpose


                                 Number Of              Total Dollar         Scheduled Principal
 Loan Purpose                Mortgage Loans (#)          Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------
 Rate/Term Refi                        752                $399,656,326               56.4%
 Purchase                              403                 212,590,368               30.0
 Cashout Refi                          195                  96,774,553               13.7
------------------------------------------------------------------------------------------------
 Total                               1,350                $709,021,247              100.0%
================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                   October 24, 2003

                                     Distribution by Occupancy

                              Number Of                   Total Dollar         Scheduled Principal
 Occupancy                Mortgage Loans (#)                Amount ($)             Balance (%)
---------------------------------------------------------------------------------------------------
Owner Occupied                  1,288                       $676,557,932               95.4%
Second Home                        62                         32,463,315                4.6
---------------------------------------------------------------------------------------------------
 Total                          1,350                       $709,021,247              100.0%
===================================================================================================
Column totals may not add to 100.0% due to rounding


                                      Distribution by Seasoning


                                   Number Of                 Total Dollar         Scheduled Principal
 Seasoning (Months)            Mortgage Loans (#)              Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------------
 0 - 3                               298                       $158,442,196             22.3%
 4 - 6                             1,039                        542,833,300             76.6
 7 - 12                               13                          7,745,751              1.1
------------------------------------------------------------------------------------------------------
 Total                             1,350                       $709,021,247            100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding


                                   Distribution by Document Status


                                Number Of               Total Dollar         Scheduled Principal
 Document Status            Mortgage Loans (#)            Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------
Full Doc                              742                 $407,795,012                57.5%
Asset Only                            463                  224,798,537                31.7
No Doc                                107                   57,331,267                 8.1
Income Only                            38                   19,096,432                 2.7
------------------------------------------------------------------------------------------------
Total                               1,350                 $709,021,247               100.0%
================================================================================================
Column totals may not add to 100.0% due to rounding


                                 Distribution by Property Zip Codes


                                Number Of                 Total Dollar       Scheduled Principal
Property Zip Codes          Mortgage Loans (#)              Amount ($)           Balance (%)
---------------------------------------------------------------------------------------------------
 60521                            10                      $  6,872,034             1.0%
 92130                            12                         6,298,181             0.9
 92679                             9                         5,517,178             0.8
 92660                            10                         4,918,511             0.7
 20878                             9                         4,684,009             0.7
 92037                             6                         4,641,162             0.7
 90210                             6                         4,313,765             0.6
 94549                             7                         4,165,062             0.6
 94010                             7                         4,112,121             0.6
 08226                             7                         3,849,748             0.5
 All Others                    1,267                       659,649,476            93.0
---------------------------------------------------------------------------------------------------
 Total                         1,350                      $709,021,247           100.0%
===================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                    October 24, 2003


                                     Distribution by Delinquency

                            Number Of                   Total Dollar         Scheduled Principal
 Delinquency            Mortgage Loans (#)                Amount ($)             Balance (%)
-------------------------------------------------------------------------------------------------
 Current                      1,343                         $705,377,143              99.5%
 30 Days                          7                            3,644,104               0.5
-------------------------------------------------------------------------------------------------
 Total                        1,350                         $709,021,247             100.0%
==================================================================================================
Column totals may not add to 100.0% due to rounding


                                 Distribution by Final Maturity Year


                                  Number Of                 Total Dollar         Scheduled Principal
 Final Maturity Year          Mortgage Loans (#)              Amount ($)             Balance (%)
-----------------------------------------------------------------------------------------------------
 2023                                   3                       $1,196,419              0.2%
 2028                                   1                          531,516              0.1
 2032                                   5                        2,925,800              0.4
 2033                               1,341                      704,367,513             99.3
-----------------------------------------------------------------------------------------------------
 Total                              1,350                     $709,021,247            100.0%
=====================================================================================================
Column totals may not add to 100.0% due to rounding


                                 Distribution by First Payment Year


                                  Number Of                Total Dollar         Scheduled Principal
 First Payment Year           Mortgage Loans (#)             Amount ($)             Balance (%)
----------------------------------------------------------------------------------------------------
 2002                                   2                       $831,939             0.1%
 2003                               1,348                    708,189,308             99.9
----------------------------------------------------------------------------------------------------
 Total                              1,350                   $709,021,247             100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



                               Distribution by First Rate Change Date

                                     Number Of               Total Dollar        Scheduled Principal
 First Rate Change Date          Mortgage Loans (#)            Amount ($)             Balance (%)
----------------------------------------------------------------------------------------------------
 10/1/2012                                 1                $    518,757               0.1%
 11/1/2012                                 1                     313,183               0.0
 12/1/2012                                 3                   2,093,860               0.3
 1/1/2013                                  5                   3,399,858               0.5
 2/1/2013                                  1                     426,174               0.1
 3/1/2013                                  2                     993,919               0.1
 4/1/2013                                 19                   9,345,058               1.3
 5/1/2013                                157                  81,089,534              11.4
 6/1/2013                                863                 452,398,708              63.8
 7/1/2013                                298                 158,442,196              22.3
----------------------------------------------------------------------------------------------------
 Total                                 1,350                $709,021,247             100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                    October 24, 2003


                                    Distribution by Original Term

                                    Number Of                Total Dollar         Scheduled Principal
 Original Term (Months)         Mortgage Loans (#)             Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------------
Under 313                               4                       $  1,727,935                 0.2%
349 - 360                           1,346                        707,293,312                99.8
------------------------------------------------------------------------------------------------------
Total                               1,350                       $709,021,247               100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding




                                    Distribution by Maximum Rate


                                  Number Of                 Total Dollar         Scheduled Principal
 Maximum Rate                 Mortgage Loans (#)              Amount ($)             Balance (%)
----------------------------------------------------------------------------------------------------
8.50- 8.99%                           2                      $    796,453                 0.1%
9.00- 9.49%                          21                        12,377,283                 1.7
9.50- 9.99%                         263                       143,482,096                20.2
10.00-10.49%                        828                       433,079,107                61.1
10.50-10.99%                        234                       117,776,479                16.6
11.00-11.49%                          2                         1,509,829                 0.2
----------------------------------------------------------------------------------------------------
Total                             1,350                      $709,021,247               100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                October 24, 2003



                            The Mortgage Loans (Group 2)


Scheduled Principal Balance:                                      $208,478,852
Number of Mortgage Loans:                                                  391
Average Scheduled Principal Balance:                                  $533,200
Weighted Average Gross Coupon:                                           4.88%
Weighted Average Net Coupon:                                             4.51%
Weighted Average Stated Remaining Term:                                    356
Weighted Average Seasoning:                                                  3
Weighted Average Months to Roll:                                           117
Weighted Average Amortized Current LTV Ratio:                            62.4%
Weighted Average Gross Margin:                                           2.75%
Weighted Average Net Margin:                                             2.37%
Weighted Average Initial Rate Cap:                                       5.00%
Weighted Average Periodic Rate Cap:                                      2.00%
Weighted Average Life Cap:                                               5.00%
Weighted Average Gross Maximum Lifetime Rate:                            9.88%
Weighted Average FICO Score:                                               742
Servicer:                                                          Wells Fargo

                             Distribution by Scheduled Principal Balance


                                      Number Of             Total Dollar         Scheduled Principal
 Scheduled Principal Balance      Mortgage Loans (#)          Amount ($)             Balance (%)
-----------------------------------------------------------------------------------------------------
Below $350,000                            38                  $ 11,649,125                5.6%
$350,001 - $450,000                      122                    48,622,159               23.3
$450,001 - $550,000                       90                    44,389,258               21.3
$550,001 - $650,000                       71                    43,635,040               20.9
$650,001 - $750,000                       17                    12,001,887                5.8
$750,001 - $1,000,000                     53                    48,181,384               23.1
-----------------------------------------------------------------------------------------------------
Total                                    391                  $208,478,852              100.0%
=====================================================================================================
Column Totals may not add to 100.0% due to rounding


                                    Distribution by Gross Coupon

                                Number Of                  Total Dollar         Scheduled Principal
 Gross Coupon               Mortgage Loans (#)               Amount ($)             Balance (%)
----------------------------------------------------------------------------------------------------
Below 4.00%                         3                         $  1,677,400                 0.8%
4.00- 4.49%                        27                           13,276,285                 6.4
4.50- 4.99%                       188                          101,561,273                48.7
5.00- 5.49%                       159                           85,009,678                40.8
5.50- 5.74%                        10                            5,203,473                 2.5
5.75- 5.99%                         4                            1,750,744                 0.8
----------------------------------------------------------------------------------------------------
Total                             391                         $208,478,852               100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                    October 24, 2003


                       Distribution by Amortized Current Loan-to-Value Ratios

 Amortized Current                Number Of               Total Dollar         Scheduled Principal
 Loan-To-Value Ratio          Mortgage Loans (#)            Amount ($)             Balance (%)
---------------------------------------------------------------------------------------------------
Below 40.00%                           29                    $ 18,018,092                 8.6%
40.00 - 49.99%                         39                      20,815,148                10.0
50.00 - 59.99%                         70                      40,145,957                19.3
60.00 - 69.99%                        124                      64,873,123                31.1
70.00 - 79.99%                        129                      64,626,532                31.0
---------------------------------------------------------------------------------------------------
Total                                 391                    $208,478,852               100.0%
===================================================================================================
Column Totals may not add to 100.0% due to rounding



                             Distribution by Primary Mortgage Insurance

 Primary Mortgage                  Number Of              Total Dollar         Scheduled Principal
 Insurance ("PMI")             Mortgage Loans (#)           Amount ($)             Balance (%)
---------------------------------------------------------------------------------------------------
Amortized CLTV <= 80%                  391                    $208,478,852              100.0%
---------------------------------------------------------------------------------------------------
Total                                  391                    $208,478,852              100.0%
===================================================================================================
Column Totals may not add to 100.0% due to rounding


                         Distribution by Stated Remaining Months to Maturity

 Stated Remaining                 Number Of                Total Dollar         Scheduled Principal
 Term (Months)                Mortgage Loans (#)             Amount ($)             Balance (%)
----------------------------------------------------------------------------------------------------
Under 301                              5                     $  2,784,301                  1.3%
349 - 360                            386                      205,694,551                 98.7
----------------------------------------------------------------------------------------------------
Total                                391                     $208,478,852                100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding


                                        Distribution by Index


                             Number Of                   Total Dollar         Scheduled Principal
 Index                   Mortgage Loans (#)                Amount ($)             Balance (%)
--------------------------------------------------------------------------------------------------
1 YR CMT                       391                         $208,478,852                100.0%
--------------------------------------------------------------------------------------------------
Total                          391                         $208,478,852                100.0%
==================================================================================================
Column Totals may not add to 100.0% due to rounding


                                   Distribution by Months to Roll


                               Number Of                   Total Dollar         Scheduled Principal
 Months To Roll            Mortgage Loans (#)                Amount ($)             Balance (%)
----------------------------------------------------------------------------------------------------
109 to 114                          2                        $    969,617                 0.5%
115 to 120                        389                         207,509,235                99.5
----------------------------------------------------------------------------------------------------
Total                             391                        $208,478,852               100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding


This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                    October 24, 2003


                                    Distribution by Gross Margin

                             Number Of               Total Dollar         Scheduled Principal
 Gross Margin            Mortgage Loans (#)            Amount ($)             Balance (%)
----------------------------------------------------------------------------------------------
2.75%                         391                     $208,478,852                 100.0%
----------------------------------------------------------------------------------------------
Total                         391                     $208,478,852                 100.0%
===============================================================================================
Column Totals may not add to 100.0% due to rounding



                                  Distribution by Initial Rate Cap

                              Number Of               Total Dollar         Scheduled Principal
 Initial Rate Cap         Mortgage Loans (#)            Amount ($)             Balance (%)
-----------------------------------------------------------------------------------------------
 5.00%                          391                      $208,478,852             100.0%
-----------------------------------------------------------------------------------------------
 Total                          391                      $208,478,852             100.0%
===============================================================================================
Column Totals may not add to 100.0% due to rounding


                                     Distribution by FICO Score

                              Number Of                Total Dollar         Scheduled Principal
 FICO Score               Mortgage Loans (#)             Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------
761 and above                    153                      $ 78,333,192                37.6%
741 - 760                         86                        45,483,426                21.8
721 - 740                         48                        24,915,684                12.0
701 - 720                         39                        22,463,123                10.8
681 - 700                         32                        18,530,305                 8.9
661 - 680                         22                        12,421,610                 6.0
641 - 660                          7                         3,903,126                 1.9
621 - 640                          3                         1,773,586                 0.9
561 - 580                          1                           654,799                 0.3
------------------------------------------------------------------------------------------------
Total                            391                      $208,478,852               100.0%
================================================================================================
Column Totals may not add to 100.0% due to rounding


                                   Distribution by Property State

                               Number Of               Total Dollar         Scheduled Principal
 Property State            Mortgage Loans (#)            Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------
California                      198                       $110,443,919                53.0%
Illinois                         23                         12,041,360                 5.8
New Jersey                       17                          8,000,895                 3.8
Florida                          15                          7,980,970                 3.8
Virginia                         16                          7,864,006                 3.8
Connecticut                       9                          6,521,551                 3.1
Massachusetts                    12                          6,184,450                 3.0
All Other(1)                    101                         49,441,701                23.7
------------------------------------------------------------------------------------------------
Total                           391                       $208,478,852               100.0%
================================================================================================
Column Totals may not add to 100.0% due to rounding
(1) Each of the other states is less than 3.0% of the aggregate principal balance


This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                                    October 24, 2003


                                    Distribution by Property Type

                                 Number Of              Total Dollar         Scheduled Principal
 Property Type               Mortgage Loans (#)           Amount ($)             Balance (%)
-------------------------------------------------------------------------------------------------
 Single Family                       362                   $194,281,803             93.2%
 Condominium                          17                      8,344,191              4.0
 Hi-Rise Condominium                   5                      2,431,630              1.2
 PUD                                   4                      2,054,551              1.0
 2-4 Family                            2                        822,151              0.4
 Co-Op                                 1                        544,526              0.3
-------------------------------------------------------------------------------------------------
 Total                               391                   $208,478,852            100.0%
==================================================================================================
Column Totals may not add to 100.0% due to rounding



                                    Distribution by Loan Purpose

                             Number Of                   Total Dollar         Scheduled Principal
 Loan Purpose            Mortgage Loans (#)                Amount ($)             Balance (%)
--------------------------------------------------------------------------------------------------
Rate/Term Refi                209                           $114,044,318                54.7%
Purchase                      119                             62,753,356                30.1
Cashout Refi                   63                             31,681,178                15.2
--------------------------------------------------------------------------------------------------
Total                         391                           $208,478,852               100.0%
==================================================================================================
Column Totals may not add to 100.0% due to rounding


                                     Distribution by Occupancy

                            Number Of                   Total Dollar         Scheduled Principal
 Occupancy              Mortgage Loans (#)                Amount ($)             Balance (%)
-------------------------------------------------------------------------------------------------
Owner Occupied              376                            $201,131,816                96.5%
Second Home                  15                               7,347,036                 3.5
-------------------------------------------------------------------------------------------------
Total                       391                            $208,478,852               100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                    October 24, 2003


                                     Distribution by Seasoning

                              Number Of                Total Dollar         Scheduled Principal
 Seasoning (Months)       Mortgage Loans (#)             Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------
0 - 3                         373                       $198,489,445                  95.2%
4 - 6                          17                          9,564,315                   4.6
7 - 12                          1                            425,091                   0.2
------------------------------------------------------------------------------------------------
Total                         391                       $208,478,852                 100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding


                                   Distribution by Document Status

                               Number Of                Total Dollar         Scheduled Principal
 Document Status           Mortgage Loans (#)             Amount ($)             Balance (%)
-------------------------------------------------------------------------------------------------
Full Doc                        205                        $117,392,070                56.3%
Asset Only                      161                          78,829,928                37.8
Income Only                      12                           6,976,389                 3.3
No Doc                           13                           5,280,464                 2.5
-------------------------------------------------------------------------------------------------
Total                           391                        $208,478,852               100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding


                                 Distribution by Property Zip Codes

                              Number Of              Total Dollar         Scheduled Principal
 Property Zip Codes       Mortgage Loans (#)           Amount ($)             Balance (%)
----------------------------------------------------------------------------------------------
94901                            5                     $  2,999,500                  1.4%
94010                            4                        2,683,285                  1.3
94583                            4                        2,373,613                  1.1
92648                            3                        2,328,878                  1.1
93108                            3                        2,267,257                  1.1
94022                            3                        2,176,068                  1.0
92130                            4                        2,162,457                  1.0
94550                            3                        2,147,802                  1.0
94507                            3                        2,066,076                  1.0
06840                            2                        1,994,880                  1.0
All Other                      357                      185,279,035                 88.9
----------------------------------------------------------------------------------------------
Total                          391                     $208,478,852                100.0%
==============================================================================================
Column Totals may not add to 100.0% due to rounding


                                     Distribution by Delinquency

                             Number Of                 Total Dollar         Scheduled Principal
 Delinquency             Mortgage Loans (#)              Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------
Current                      388                         $207,030,232                 99.3%
30 days                        3                            1,448,619                  0.7
------------------------------------------------------------------------------------------------
Total                        391                         $208,478,852                100.0%
================================================================================================
Column Totals may not add to 100.0% due to rounding


This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                    October 24, 2003


                                 Distribution by Final Maturity Year

                                 Number Of                   Total Dollar         Scheduled Principal
 Final Maturity Year         Mortgage Loans (#)                Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------------
2022                                 1                        $    425,091                   0.2%
2023                                 4                           2,359,210                   1.1
2033                               386                         205,694,551                  98.7
------------------------------------------------------------------------------------------------------
Total                              391                        $208,478,852                 100.0%
======================================================================================================
Column Totals may not add to 100.0% due to rounding


                                 Distribution by First Payment Year

                                 Number Of                  Total Dollar         Scheduled Principal
 First Payment Year          Mortgage Loans (#)               Amount ($)             Balance (%)
-----------------------------------------------------------------------------------------------------
2003                             391                          $208,478,852            100.0%
-----------------------------------------------------------------------------------------------------
Total                            391                          $208,478,852            100.0%
=====================================================================================================
Column Totals may not add to 100.0% due to rounding


                               Distribution by First Rate Change Date

                                    Number Of               Total Dollar         Scheduled Principal
 First Rate Change Date         Mortgage Loans (#)            Amount ($)             Balance (%)
-----------------------------------------------------------------------------------------------------
12/1/2012                               1                     $    425,091                  0.2%
4/1/2013                                1                          544,526                  0.3
6/1/2013                               16                        9,019,790                  4.3
7/1/2013                              271                      147,826,607                 70.9
8/1/2013                               70                       36,103,318                 17.3
9/1/2013                               32                       14,559,520                  7.0
-----------------------------------------------------------------------------------------------------
Total                                 391                     $208,478,852                100.0%
=====================================================================================================
Column Totals may not add to 100.0% due to rounding


                                    Distribution by Original Term

                                      Number Of             Total Dollar         Scheduled Principal
 Original Term (Months)           Mortgage Loans (#)          Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------------
 Under 313                              5                    $  2,784,301              1.3%
 349 - 360                            386                     205,694,551             98.7
------------------------------------------------------------------------------------------------------
 Total                                391                    $208,478,852            100.0%
======================================================================================================
Column Totals may not add to 100.0% due to rounding


This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                                    October 24, 2003


                                    Distribution by Maximum Rate
                               Number Of                 Total Dollar         Scheduled Principal
 Maximum Rate              Mortgage Loans (#)              Amount ($)             Balance (%)
--------------------------------------------------------------------------------------------------
 8.50- 8.99%                      3                         $  1,677,400                 0.8%
 9.00- 9.49%                     27                           13,276,285                 6.4
 9.50- 9.99%                    188                          101,561,273                48.7
 10.00-10.49%                   159                           85,009,678                40.8
 10.50-10.99%                    14                            6,954,217                 3.3
--------------------------------------------------------------------------------------------------
 Total                          391                         $208,478,852               100.0%
==================================================================================================
Column Totals may not add to 100.0% due to rounding








This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                October 24, 2003



                          The Mortgage Loans (Group 3)


Scheduled Principal Balance:                                        $25,642,210
Number of Mortgage Loans:                                                    50
Average Scheduled Principal Balance:                                   $512,800
Weighted Average Gross Coupon:                                            5.35%
Weighted Average Net Coupon:                                              4.98%
Weighted Average Stated Remaining Term:                                     357
Weighted Average Seasoning:                                                   3
Weighted Average Months to Roll:                                            117
Weighted Average Amortized Current LTV Ratio:                             64.0%
Weighted Average Gross Margin:                                            2.75%
Weighted Average Net Margin:                                              2.37%
Weighted Average Initial Rate Cap:                                        5.00%
Weighted Average Periodic Rate Cap:                                       2.00%
Weighted Average Life Cap:                                                5.00%
Weighted Average Gross Maximum Lifetime Rate:                            10.35%
Weighted Average FICO Score:                                                715
Servicer:                                                           Wells Fargo


                             Distribution by Scheduled Principal Balance

                                      Number Of          Total Dollar         Scheduled Principal
 Scheduled Principal Balance      Mortgage Loans (#)       Amount ($)             Balance (%)
--------------------------------------------------------------------------------------------------
Below $350,000                          6                 $ 1,630,585                6.4%
$350,001 - $450,000                    16                   6,276,583               24.5
$450,001 - $550,000                    12                   5,915,254               23.1
$550,001 - $650,000                     8                   4,892,840               19.1
$750,001 - $1,000,000                   8                   6,926,949               27.0
--------------------------------------------------------------------------------------------------
Total                                  50                 $25,642,210              100.0%
==================================================================================================
Column Totals may not add to 100.0% due to rounding


                                    Distribution by Gross Coupon

                                  Number Of             Total Dollar         Scheduled Principal
    Gross Coupon              Mortgage Loans (#)          Amount ($)             Balance (%)
-------------------------------------------------------------------------------------------------
 5.00- 5.49%                       35                    $18,610,370                72.6%
 5.50- 5.74%                       14                      6,813,826                26.6
 5.75- 5.99%                        1                        218,014                 0.9
-------------------------------------------------------------------------------------------------
 Total                             50                    $25,642,210               100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                                    October 24, 2003

                       Distribution by Amortized Current Loan-to-Value Ratios

 Amortized Current               Number Of               Total Dollar         Scheduled Principal
 Loan-To-Value Ratio         Mortgage Loans (#)            Amount ($)             Balance (%)
--------------------------------------------------------------------------------------------------
 Below 40.00%                      3                       $ 1,835,603                7.2%
 40.00 - 49.99%                    6                         3,207,593               12.5
 50.00 - 59.99%                    7                         3,263,480               12.7
 60.00 - 69.99%                   15                         7,748,890               30.2
 70.00 - 79.99%                   18                         9,150,687               35.7
 80.00 - 89.99%                    1                           435,957                1.7
--------------------------------------------------------------------------------------------------
 Total                            50                       $25,642,210              100.0%
==================================================================================================
Column Totals may not add to 100.0% due to rounding


                             Distribution by Primary Mortgage Insurance

 Primary Mortgage                     Number Of           Total Dollar         Scheduled Principal
 Insurance ("PMI")                Mortgage Loans (#)        Amount ($)             Balance (%)
---------------------------------------------------------------------------------------------------
Amortized CLTV <= 80%                  49                    $25,206,253             98.3%
Amortized CLTV > 80% With PMI           1                        435,957              1.7
---------------------------------------------------------------------------------------------------
Total                                  50                    $25,642,210            100.0%
===================================================================================================
Column Totals may not add to 100.0% due to rounding


                         Distribution by Stated Remaining Months to Maturity

 Stated Remaining                Number Of              Total Dollar         Scheduled Principal
 Term (Months)               Mortgage Loans (#)           Amount ($)             Balance (%)
-------------------------------------------------------------------------------------------------
 349 - 360                        50                       $25,642,210              100.0%
-------------------------------------------------------------------------------------------------
 Total                            50                       $25,642,210              100.0%
==================================================================================================
Column Totals may not add to 100.0% due to rounding


                                        Distribution by Index

                            Number Of                   Total Dollar         Scheduled Principal
 Index                  Mortgage Loans (#)                Amount ($)             Balance (%)
-------------------------------------------------------------------------------------------------
1 YR CMT                     50                           $25,642,210                 100.0%
-------------------------------------------------------------------------------------------------
Total                        50                           $25,642,210                 100.0%
==================================================================================================
Column Totals may not add to 100.0% due to rounding


                                   Distribution by Months to Roll

                              Number Of                   Total Dollar         Scheduled Principal
 Months To Roll           Mortgage Loans (#)                Amount ($)             Balance (%)
---------------------------------------------------------------------------------------------------
 115 to 120                     50                                 $25,642,210             100.0%
---------------------------------------------------------------------------------------------------
 Total                          50                                 $25,642,210             100.0%
===================================================================================================
Column Totals may not add to 100.0% due to rounding


This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                                    October 24, 2003


                                    Distribution by Gross Margin

                             Number Of                   Total Dollar         Scheduled Principal
 Gross Margin            Mortgage Loans (#)                Amount ($)             Balance (%)
--------------------------------------------------------------------------------------------------
 2.75%                         50                          $25,642,210             100.0%
--------------------------------------------------------------------------------------------------
 Total                         50                          $25,642,210             100.0%
==================================================================================================
Column Totals may not add to 100.0% due to rounding


                                  Distribution by Initial Rate Cap

                               Number Of                 Total Dollar         Scheduled Principal
 Initial Rate Cap          Mortgage Loans (#)              Amount ($)             Balance (%)
--------------------------------------------------------------------------------------------------
 5.00%                           50                         $25,642,210             100.0%
--------------------------------------------------------------------------------------------------
 Total                           50                         $25,642,210             100.0%
==================================================================================================
Column Totals may not add to 100.0% due to rounding


                                     Distribution by FICO Score

                                Number Of               Total Dollar         Scheduled Principal
 FICO Score                 Mortgage Loans (#)            Amount ($)             Balance (%)
-------------------------------------------------------------------------------------------------
 761 and above                  11                        $ 4,785,226                18.7%
 741 - 760                       8                          4,265,241                16.6
 721 - 740                       5                          2,967,889                11.6
 701 - 720                       6                          2,759,318                10.8
 681 - 700                       9                          5,168,392                20.2
 661 - 680                       5                          2,478,931                 9.7
 641 - 660                       5                          2,724,015                10.6
 621 - 640                       1                            493,198                 1.9
-------------------------------------------------------------------------------------------------
 Total                          50                        $25,642,210               100.0%
==================================================================================================
Column Totals may not add to 100.0% due to rounding


                                   Distribution by Property State

                            Number Of                   Total Dollar         Scheduled Principal
 Property State         Mortgage Loans (#)                Amount ($)             Balance (%)
-------------------------------------------------------------------------------------------------
California                   23                          $12,535,573                48.9%
New York                      3                            1,466,520                 5.7
Illinois                      3                            1,453,658                 5.7
Connecticut                   2                            1,186,485                 4.6
Virginia                      2                            1,094,243                 4.3
Massachusetts                 2                            1,001,143                 3.9
Florida                       2                              919,810                 3.6
Nevada                        1                              812,183                 3.2
New Jersey                    2                              788,299                 3.1
All Other(1)                 10                            4,384,295                17.1
-------------------------------------------------------------------------------------------------
Total                        50                          $25,642,210               100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding
(1) Each of the other states is less than 3.0% of the aggregate principal balance


This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                                 October 24, 2003

                                    Distribution by Property Type

                                Number Of                Total Dollar         Scheduled Principal
 Property Type              Mortgage Loans (#)             Amount ($)             Balance (%)
--------------------------------------------------------------------------------------------------
 Single Family                  44                        $22,741,132              88.7%
 Condominium                     5                          2,528,895               9.9
 Co-Op                           1                            372,183               1.5
--------------------------------------------------------------------------------------------------
 Total                          50                        $25,642,210             100.0%
==================================================================================================
Column Totals may not add to 100.0% due to rounding


                                    Distribution by Loan Purpose

                              Number Of                  Total Dollar         Scheduled Principal
 Loan Purpose             Mortgage Loans (#)               Amount ($)             Balance (%)
---------------------------------------------------------------------------------------------------
 Rate/Term Refi               29                         $15,516,325                 60.5%
 Purchase                     15                           6,674,987                 26.0
 Cashout Refi                  6                           3,450,898                 13.5
---------------------------------------------------------------------------------------------------
 Total                        50                         $25,642,210                100.0%
===================================================================================================
Column Totals may not add to 100.0% due to rounding


                                      Distribution by Occupancy

                                Number Of                   Total Dollar         Scheduled Principal
 Occupancy                  Mortgage Loans (#)                Amount ($)             Balance (%)
----------------------------------------------------------------------------------------------------
 Owner Occupied                 44                           $23,415,713               91.3%
 Second Home                     6                             2,226,497                8.7
----------------------------------------------------------------------------------------------------
 Total                          50                           $25,642,210              100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding


                                      Distribution by Seasoning

                                 Number Of                   Total Dollar         Scheduled Principal
Seasoning (Months)           Mortgage Loans (#)                Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------------

 0 - 3                            35                          $17,662,048              68.9%
 4 - 6                            15                            7,980,162              31.1
------------------------------------------------------------------------------------------------------
 Total                            50                          $25,642,210             100.0%
======================================================================================================
Column Totals may not add to 100.0% due to rounding


                                   Distribution by Document Status

                               Number Of                   Total Dollar         Scheduled Principal
 Document Status           Mortgage Loans (#)                Amount ($)             Balance (%)
----------------------------------------------------------------------------------------------------
 Full Doc                        25                         $13,630,223               53.2%
 Asset Only                      17                           7,901,972               30.8
 No Doc                           8                           4,110,015               16.0
----------------------------------------------------------------------------------------------------
 Total                           50                         $25,642,210              100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding


This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                    October 24, 2003


                                 Distribution by Property Zip Codes
                                   Number Of           Total Dollar         Scheduled Principal
 Property Zip Codes            Mortgage Loans (#)        Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------
90049                                 2                  $ 1,436,437               5.6%
94040                                 2                    1,005,165               3.9
94027                                 1                      996,701               3.9
90067                                 1                      859,106               3.4
90024                                 2                      854,089               3.3
90265                                 1                      835,552               3.3
06883                                 1                      830,121               3.2
89511                                 1                      812,183               3.2
91108                                 1                      802,317               3.1
91207                                 1                      795,480               3.1
All Other                            37                   16,415,058              64.0
------------------------------------------------------------------------------------------------
Total                                50                  $25,642,210             100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding


                                     Distribution by Delinquency

                            Number Of                 Total Dollar         Scheduled Principal
 Delinquency            Mortgage Loans (#)              Amount ($)             Balance (%)
-----------------------------------------------------------------------------------------------
 Current                    50                          $25,642,210            100.0%
-----------------------------------------------------------------------------------------------
 Total                      50                          $25,642,210            100.0%
===============================================================================================
Column Totals may not add to 100.0% due to rounding


                                 Distribution by Final Maturity Year

                                 Number Of               Total Dollar         Scheduled Principal
 Final Maturity Year         Mortgage Loans (#)            Amount ($)             Balance (%)
--------------------------------------------------------------------------------------------------
 2033                             50                        $25,642,210             100.0%
--------------------------------------------------------------------------------------------------
 Total                            50                        $25,642,210             100.0%
==================================================================================================
Column Totals may not add to 100.0% due to rounding


This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                                    October 24, 2003


                                 Distribution by First Payment Year

                               Number Of            Total Dollar         Scheduled Principal
 First Payment Year        Mortgage Loans (#)         Amount ($)             Balance (%)
---------------------------------------------------------------------------------------------
 2003                            50                     $25,642,210             100.0%
---------------------------------------------------------------------------------------------
 Total                           50                     $25,642,210             100.0%
=============================================================================================
Column Totals may not add to 100.0% due to rounding


                               Distribution by First Rate Change Date

                                   Number Of             Total Dollar        Scheduled Principal
 First Rate Change Date        Mortgage Loans (#)          Amount ($)            Balance (%)
-------------------------------------------------------------------------------------------------
5/1/2013                              2                    $   846,076                  3.3%
6/1/2013                             13                      7,134,086                 27.8
7/1/2013                             35                     17,662,048                 68.9
-------------------------------------------------------------------------------------------------
Total                                50                    $25,642,210                100.0%
=================================================================================================
Column Totals may not add to 100.0% due to rounding



                                    Distribution by Original Term

                                   Number Of              Total Dollar         Scheduled Principal
 Original Term (Months)        Mortgage Loans (#)           Amount ($)             Balance (%)
--------------------------------------------------------------------------------------------------
 349 - 360                           50                      $25,642,210             100.0%
--------------------------------------------------------------------------------------------------
 Total                               50                      $25,642,210             100.0%
==================================================================================================
Column Totals may not add to 100.0% due to rounding


                                    Distribution by Maximum Rate

                                 Number Of               Total Dollar         Scheduled Principal
 Maximum Rate                Mortgage Loans (#)            Amount ($)             Balance (%)
--------------------------------------------------------------------------------------------------
 10.00-10.49%                     35                       $18,610,370              72.6%
 10.50-10.99%                     15                         7,031,840              27.4
--------------------------------------------------------------------------------------------------
 Total                            50                       $25,642,210             100.0%
==================================================================================================
Column Totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.